Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

THE LOANS ARE ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE CODE. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR SUCH LOANS MAY BE OBTAINED BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO BORROWER AT THE ADDRESS SET FORTH IN SCHEDULE 10.2 TO THIS AGREEMENT.

CREDIT AGREEMENT

dated as of August 8, 2017

by and between

NATERA, INC.,

as the Borrower,

and

ORBIMED ROYALTY OPPORTUNITIES II, LP

as the Lender

i

SCHEDULES:

Schedule 1.1	Competitors

Schedule 1.2	Tangible Fixed Assets

Schedule 6.7(a)	Litigation

Schedule 6.8	Existing Subsidiaries

Schedule 6.10	Taxes

Schedule 6.15(a)	Intellectual Property

Schedule 6.15(b)	Intellectual Property Exceptions

Schedule 6.15(b)(v)	Intellectual Property Sole Ownership Exceptions

Schedule 6.15(c)	Intellectual Property Infringement

Schedule 6.15(d)	Significant License Agreements

Schedule 6.15(e)	Infringement Notices

Schedule 6.17	Permits

Schedule 6.18(b)	Regulatory Actions

Schedule 6.18(d)	Key Permit Matters

Schedule 6.18(e)	Certain Regulatory Enforcement Matters

Schedule 6.18(g)	Debarment and Similar Matters

Schedule 6.18(h)	Studies, Tests and Clinical and Preclinical Trials

Schedule 6.19	Transactions with Affiliates

Schedule 6.22	Deposit and Disbursement Accounts

Schedule 8.2(c)	Existing Indebtedness

Schedule 8.3(c)	Existing Liens

Schedule 8.5(a)	Investments

Schedule 10.2	Notice Information

EXHIBITS:

Exhibit A	-	Form of Promissory Note
Exhibit B	-	Form of Loan Request
Exhibit C	-	Form of Compliance Certificate
Exhibit D	-	Form of Guarantee
Exhibit E	-	Form of Security Agreement

v

CREDIT AGREEMENT

THIS CREDIT AGREEMENT dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), is by and between NATERA, INC., a Delaware corporation (the “Borrower”) and ORBIMED ROYALTY OPPORTUNITIES II, LP  (together with its Affiliates, successors, transferees and assignees, the “Lender”).  The Borrower and the Lender are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lender provide a senior term loan facility to the Borrower in an aggregate principal amount of $100,000,000 (with $75,000,000 available on the Closing Date and $25,000,000, at the Borrower’s request, available on or prior to December 31, 2018, subject to the terms and conditions set forth herein); and

WHEREAS, the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitment and make the Loans to the Borrower;

NOW, THEREFORE, the parties hereto agree as follows.

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1  Defined Terms.  The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Affiliate” of any Person means any other Person which, directly or indirectly, Controls, is Controlled by or is under common Control with such Person.  “Control” (and its correlatives) by any Person means the power of such Person, directly or indirectly, (i) to vote 10% or more of the Voting Securities (determined on a fully diluted basis) of another Person, or (ii) to direct or cause the direction of the management and policies of such other Person (whether by contract or otherwise).

“Agreement” is defined in the preamble.

“Applicable Margin” means 8.75%.

“Authorized Officer” means, relative to the Borrower or any of the Subsidiaries, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Lender pursuant to Section 5.2.

“Benefit Plan” means any “employee benefit plan,” as defined in section 3(3) of ERISA, that either: (i) is a “multiemployer plan,” as defined in section 3(37) of ERISA, (ii) is subject to section 412 of the Code, section 302 of ERISA or Title IV of ERISA, or (iii) provides welfare benefits to any former employees of the Borrower or any of its Subsidiaries, other than for coverage through the end of the calendar month in which a termination of employment occurs or to the extent required by section 4980B(f) of the Code and the corresponding provisions of ERISA or similar state law.

“Borrower” is defined in the preamble.

“Borrower LDTs” means the laboratory-developed tests and associated services or products developed, designed, validated, marketed, and performed by the Borrower and its Subsidiaries, including the Panorama, Spectrum and Anora tests.

“Borrower Medical Devices” means any products researched, developed, marketed, manufactured, stored, or distributed by or for the Borrower and its Subsidiaries, including in vitro diagnostic medical devices, reagents, software, sample collection kits, cord blood collection devices, cord blood processing systems and storage devices, and any other Device.

“Business Day” means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York.

“Capital Securities” means, with respect to any Person, all shares of, interests or participations in, or other equivalents in respect of (in each case however designated, whether voting or non-voting), of such Person’s capital stock, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such capital stock, in each case whether now outstanding or issued after the Closing Date.

“Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty; provided, however, that all obligations of any Person that are or would have been treated as operating leases (including for avoidance of doubt, any network lease or any operating indefeasible right of use) for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations under this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as Capitalized Lease Liabilities in the financial statements to be delivered pursuant to Section 7.01.

“Cash Equivalent Investment” means, at any time:

(a)                                 any direct obligation of (or unconditionally guaranteed by) the United States (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States) maturing not more than one year after such time;

(b)                                 commercial paper maturing not more than one year from the date of issue, which is issued by a corporation (other than an Affiliate of the Borrower or any of its Subsidiaries) organized under the laws of any state of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody’s;

(c)                                  any certificate of deposit, demand or time deposit or bankers acceptance, maturing not more than 180 days after its date of issuance, which is issued by or placed with any bank or trust company organized under the laws of the United States (or any state thereof) and which has (or is a subsidiary of a bank holding company which has) (x) a credit rating of A2 or higher from Moody’s or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000; or

(d)                                 investments in money market mutual funds at least 95% of the assets of which are comprised of securities of the types described in clauses (a) through (c) of this definition.

“Casualty Event” means the material damage to, or destruction or condemnation of, as the case may be, property of Borrower or any of its Subsidiaries.

“Change in Control” means and shall be deemed to have occurred if (except if occurring in connection with an issuance by the Borrower of Capital Securities or other equity interests in connection with a public equity offering or a private equity offering primarily to venture investors for capital raising purposes) (i) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) shall own, directly or indirectly, beneficially or of record, determined on a fully diluted basis, more than 40% of the Voting Securities of the Borrower or (ii) a majority of the seats (other than vacant seats) on the board of directors (or equivalent) of the Borrower shall at any time be occupied by persons who were neither (x) nominated by the board of directors of the Borrower nor (y) appointed by directors so nominated.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued; and provided further that the implementation of, and compliance with, FATCA including any intergovernmental agreements established pursuant to FATCA shall not be deemed to be a “Change in Law”.

“CLIA” means the Clinical Laboratory Improvement Amendments of 1988, as amended together with any rule, regulation, interpretation, guidance document, policy, judgment lawfully issued or promulgated thereunder by CMS (or any predecessor entity).

“CLIA Accreditation” means a certificate of compliance or certificate of accreditation from an accreditation program approved by CMS permitting a clinical laboratory to perform tests of high complexity.

“Closing Date” means the date of the making of the Initial Loan hereunder, which in no event shall be later than August 8, 2017.

“Closing Date Certificate” means a closing date certificate executed and delivered by an Authorized Officer of the Borrower containing the items described in Section 5.3.

“CMS” means the U.S. Center for Medicare and Medicaid Services.

“Code” means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended from time to time.

“Commitment” means the Lender’s obligation (if any) to make Loans hereunder.

“Commitment Amount” means the Initial Commitment Amount plus the Delayed Draw Commitment Amount.

“Competitor” means any Person who competes with the Borrower in the general fields of genetic testing for reproductive indications, cord blood and cord tissue banking, and plasma-based oncology diagnostics, including those Persons identified on Schedule 1.1 (which the Borrower may update from time to time with the consent of the Lender (such consent not to be unreasonably withheld or delayed)) and Affiliates of Competitors.

“Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

“Confidential Information” means any and all information or material (whether written or oral, or in electronic or other form) that, at any time before, on or after the Closing Date, has been or is provided or communicated to the Receiving Party by or on behalf of the Disclosing Party pursuant to this Agreement or in connection with the transactions contemplated hereby, and shall include the existence and terms of this Agreement, and shall include all information received from the Disclosing Party or any of its Affiliates relating to the Disclosing Party or its Affiliates, to their respective businesses, or to any Product, other than any such information that is available to the Receiving Party on a non-confidential basis prior to disclosure by the Disclosing Party.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person.  The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the stated or determined amount of the outstanding debt, obligation or other liability guaranteed thereby, or if not stated or determinable, the maximum reasonably anticipated amount of such debt, obligation or other liability as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount for which such Person may be liable under the applicable agreement, undertaking or arrangement.

“Control” is defined within the definition of “Affiliate”.

“Controlled Account” is defined in Section 7.13.

“Copyright Security Agreement” means any Copyright Security Agreement executed and delivered by the Borrower or any of the Subsidiaries in substantially the form of Exhibit C to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Copyrights” means all copyrights, whether statutory or common law, and all exclusive licenses from third parties or rights to use copyrights owned by such third parties, along with any and all (i) renewals, revisions, extensions, derivative works, enhancements, modifications, updates and new releases thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iii) rights to sue for past, present and future infringements thereof, and (iv) foreign copyrights and any other rights corresponding thereto throughout the world.

“Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

“Delayed Draw Closing Date” means the date of the making of the Delayed Draw Loan hereunder, which in no event shall be later than December 31, 2018.

“Delayed Draw Commitment Amount” means $25,000,000.

“Delayed Draw Commitment Termination Date” means the earliest to occur of (i) the Delayed Draw Closing Date (immediately after the making of the Delayed Draw Loan on such date), (ii) December 31, 2018, if the Delayed Draw Loan shall not have been made hereunder on or prior to such date and (iii) the Initial Commitment Termination Date, if the Initial Loan shall not have been made hereunder prior to or on such date.

“Delayed Draw Loan” is defined in Section 2.1.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of a comprehensive Sanction by OFAC, including (as of the Closing Date) the Crimea Region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria.

“Device” means any instrument, apparatus, implement, machine, contrivance, implant, in vitro reagent, or other similar or related article, including any component, part, or accessory, which is (a) recognized in the official National Formulary, or the United States Pharmacopeia, or any supplement to them, (b) intended for use in the diagnosis of disease or other conditions, or in the cure, mitigation, treatment, or prevention of disease, in man or other animals, or (c) intended to affect the structure or any function of the body of man or other animals; and which does not achieve its primary intended purposes through chemical action within or on the body of man or other animals and which is not dependent upon being metabolized for the achievement of its primary intended purposes.

“Device Approval Application” means a premarket approval application (PMA) submitted under Section 515 of the FD&C Act (21 U.S.C. § 360e), a de novo request submitted under Section 513(f) of the FD&C Act (21 U.S.C. § 360c(f)), or premarket notification submitted under Section 510(k) of the FD&C Act (21 U.S.C. § 360(k)) (“510(k)”), as defined in the FD&C Act, or any corresponding foreign application, including, with respect to the European Union, a submission to a Notified Body for a Certificate of Conformity with an applicable Council Directive.

“Disclosing Party” means the Party disclosing Confidential Information.

“Disposition” (or similar words such as “Dispose”) means any sale, transfer, lease, license, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower’s or its Subsidiaries’ assets (including accounts receivable and Capital Securities of Subsidiaries but excluding Capital Securities of the Borrower) to any other Person (other than to the Borrower or any of its Subsidiaries) in a single transaction or series of transactions.

“Disqualified Capital Securities” shall mean any Capital Securities that, by their terms (or by the terms of any security or other Capital Securities into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Capital Securities), pursuant to a sinking fund obligation or otherwise (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Capital Securities) (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Capital Securities that would constitute Disqualified Capital Securities, in each case, prior to the date that is one hundred and eighty-one (181) days after the Maturity Date; provided that if such Capital Securities are issued pursuant to a plan for the benefit of employees of the Borrower or any of its Subsidiaries, or by any such plan to such employees, such Capital Securities shall not constitute Disqualified Capital Securities solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“EMA” means the European Medicines Agency or any successor entity.

“Environmental Laws” means all federal, state, local or international laws, statutes, rules, regulations, codes, directives, treaties, requirements, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, natural resources, Hazardous Material or health and safety matters.

“Environmental Liability” means any liability, loss, claim, suit, action, investigation, proceeding, damage, commitment or obligation, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of or affecting the Borrower or any Subsidiary directly or indirectly arising from, in connection with or based upon (i) any Environmental Law or Environmental Permit, (ii) the generation, use, handling, transportation, storage, treatment, recycling, presence, disposal, Release or threatened Release of, or exposure to, any Hazardous Materials, or (iii) any contract, agreement, penalty, order, decree, settlement, injunction or other arrangement (including operation of law) pursuant to which liability is assumed, entered into, inherited or imposed with respect to any of the foregoing.

“Environmental Permit” is defined in Section 6.7.

“ERISA” means the Employee Retirement Income Security Act of 1974, and the regulations thereunder, in each case as amended from time to time.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation that is a member of a controlled group of corporations within the meaning of section 414(b) of the Code of which that Person is a member, (ii) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of section 414(c) of the Code of which that Person is a member, or (iii) any member of an affiliated service group within the meaning of section 414(m) or 414(o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

“Event of Default” is defined in Section 9.1.

“Excluded Account” is defined in Section 7.13.

“FATCA” means (a) Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), including any current or future regulations or official interpretations thereof, (b) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction with the purpose (in either case) of facilitating the implementation of (a) above, or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) above with the United

States Internal Revenue Service, the United States government or any governmental or taxation authority in the United States.

“FD&C Act” means the U.S. Food, Drug and Cosmetic Act (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or  promulgated thereunder.

“FDA” means the U.S. Food and Drug Administration and any successor entity.

“Fiscal Month” means a calendar month ending on the last Business Day of that calendar month.

“Fiscal Quarter” means a quarter ending on the last day of March, June, September or December.

“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2016 Fiscal Year”) refer to the Fiscal Year ending on December 31 of such calendar year.

“Foreign Lender” means a Lender that is organized under the laws of a jurisdiction outside of the United States.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“FTC Act” means the Federal Trade Commission Act.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any national, supranational, federal, state, county, provincial, local, municipal or other government or political subdivision thereof (including any Regulatory Agency), whether domestic or foreign, and any agency, authority, commission, ministry, instrumentality, regulatory body, court, tribunal, arbitrator, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to any such government.

“Guarantee” means the guarantee executed and delivered by each Guarantor, substantially in the form of Exhibit D hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Guarantors” means, collectively, the Subsidiaries existing on the Closing Date and each future Subsidiary required to execute a Guarantee pursuant to Section 7.8.

“Hazardous Material” means any material, substance, chemical, mixture or waste which is capable of damaging or causing harm to any living organism, the environment or natural resources, including all explosive, special, hazardous, polluting, toxic, industrial, dangerous, biohazardous, medical, infectious or radioactive substances, materials or wastes, noise, odor, electricity or heat, and including petroleum or petroleum products, byproducts or distillates, asbestos or asbestos-containing materials, urea formaldehyde, polychlorinated biphenyls, radon gas, ozone-depleting substances, greenhouse gases, and all other substances or wastes of any nature regulated pursuant to any Environmental Law or as to which any Governmental Authority requires investigation, reporting or remedial action.

“Hedging Obligations” means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

“herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

“IDE” means an application, including an application filed with a Regulatory Agency, for authorization to commence human clinical studies, including (a) an Investigational Device Exemption as defined in the FD&C Act or any successor application or procedure filed with the FDA, (b) an abbreviated IDE as specified in FDA regulations in 21 C.F.R. § 812.2(b), (c) any equivalent of a United States IDE in other countries or regulatory jurisdictions, (d) all amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing and (e) all related documents and correspondence thereto, including documents and correspondence with Institutional Review Boards (IRBs).

“Impermissible Qualification” means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Borrower (i) which is of a “going concern” or similar nature other than any such qualification in any opinion given in the Fiscal Year of the Maturity Date that is based solely on a determination that the Borrower may not have sufficient cash or other available resources to run the business for the Fiscal Year of the Maturity Date as a result of the Loans maturing during such Fiscal Year or (ii) which relates to the limited scope of examination of matters relevant to such financial statement.

“including” and “include” means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

“Indebtedness” of any Person means:

(a)                                 all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(b)                                 all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;

(c)                                  all Capitalized Lease Liabilities of such Person and all obligations of such Person arising under Synthetic Leases;

(d)                                 net Hedging Obligations of such Person;

(e)                                  all obligations of such Person in respect of Disqualified Capital Securities;

(f)                                   whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

(g)                                  all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” is defined in Section 10.4.

“Indemnified Parties” is defined in Section 10.4.

“Infringement” and “Infringes” mean the misappropriation or other violation of know-how, trade secrets, confidential information, and/or other Intellectual Property.

“Initial Commitment Amount” means $75,000,000.

“Initial Commitment Termination Date” means the earliest to occur of (i) the Closing Date (immediately after the making of the Initial Loan on such date), and (ii) August 8, 2017, if the Initial Loan shall not have been made hereunder on or prior to such date.

“Initial Loan” is defined in Section 2.1.

“Intellectual Property” means all (i) Patents and all patent applications of any type, registrations and renewals, reissues, reexaminations and patent rights in any lawful form thereof; (ii) Trademarks and all applications, registrations and renewals thereof; (iii) Copyrights and other works of authorship (registered or unregistered), and all applications, registrations and renewals therefor; (iv) computer software, databases, data and documentation; (v) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, inventions, manufacturing processes and techniques, research and development information, data and other information included in or supporting Regulatory Authorizations, including financial, marketing and business data, pricing and cost information, business, finance and marketing plans, customer and prospective customer lists and information, and supplier and prospective supplier lists and information; (vi) other intellectual property or similar proprietary rights; and (vii) any and all improvements to any of the foregoing.

“Interest Period” means, (a) initially, the period beginning on (and including) the date on which the Initial Loan is made hereunder pursuant to Section 2.3 and ending on (and including) the last day of the Fiscal Quarter in which the Loan was made, and (b) thereafter, the period beginning on (and including) the first day of each succeeding Fiscal Quarter and ending on the earlier of (and including) (x) the last day of such Fiscal Quarter and (y) the Maturity Date.

“Investment” means, relative to any Person, (i) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person, (ii) Contingent Liabilities in favor of any other Person, and (iii) any Capital Securities held by such Person in any other Person.  The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

“Joint Venture” means a joint venture, partnership or other similar arrangement, in corporate, partnership or similar legal form.

“Key Permits” means all Permits relating to the Products, including all Regulatory Authorizations, the loss of which would reasonably be expected to have a Material Adverse Effect.

“knowledge” of the Borrower means the actual knowledge of any officer of the Borrower after due inquiry.

“Lender” is defined in the preamble.

“LIBO Rate” means the three-month London Interbank Offered Rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London, England time), quoted by the Lender from the appropriate Bloomberg or Telerate page selected by the Lender (or any successor thereto or similar source determined by the Lender from time to time), which shall be that three-month London Interbank Offered Rate for deposits in U.S. Dollars in effect two Business Days prior to the last Business Day of the relevant Fiscal Quarter, adjusted for any reserve requirement and any subsequent costs arising from a change in governmental regulation, such rate to be rounded up to the nearest 1/16 of 1% and such rate to be reset quarterly as of the first Business Day of each Fiscal Quarter.  If the Initial Loan is advanced other than on the first Business Day of a Fiscal Quarter, the initial LIBO Rate shall be that three-month London Interbank Offered Rate for deposits in U.S. Dollars in effect two Business Days prior to the date of the Initial Loan, which rate shall be in effect until (and including) the last Business Day of the Fiscal Quarter next ending.  The Lender’s internal records of applicable interest rates shall be determinative in the absence of manifest error.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

“Loan Documents” means, collectively, this Agreement, the Notes, the Security Agreement, each other agreement pursuant to which the Lender is granted a Lien to secure the Obligations (including any mortgages entered into pursuant to Section 7.8), the Guarantee, the Stock Purchase Agreement, and each other agreement, certificate or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

“Loan Request” means a Loan request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B hereto.

“Loans” means the Initial Loan and the Delayed Draw Loan.

“Material Adverse Effect” means a material adverse effect on (i) the business, condition (financial or otherwise), operations, or properties of the Borrower and its Subsidiaries taken as a whole, (ii) the rights and remedies of the Lender under any Loan Document or (iii) the ability of the Borrower and its Subsidiaries taken as a whole, to perform the Obligations under any Loan Document.

“Maturity Date” means August 8, 2024.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Asset Sales Proceeds” means, with respect to a Disposition (other than Dispositions permitted by Sections 8.8(a) through (i)) after the Closing Date by the Borrower or any Subsidiary to any Person of any assets of the Borrower or its Subsidiaries, the gross cash proceeds in excess of $2,500,000 in the aggregate through the term of the Agreement received by the Borrower or any Subsidiary from such Disposition over all reasonable and customary costs, fees and expenses, and including Taxes payable (or estimated in good faith to be payable) by the recipient of such proceeds, incurred in connection with such Disposition which have not been paid to Affiliates of the Borrower in connection therewith, but excluding any proceeds required to be paid to a creditor (other than the Lender) which holds a first priority Lien permitted by Section 8.3 on the property which is the subject of such Disposition.

“Net Casualty Proceeds” means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of the Subsidiaries in connection with such Casualty Event, in excess of $2,500,000 per occurrence, or $5,000,000 in the aggregate cumulatively through the Termination Date (in each case net of all reasonable and customary collection expenses thereof), but excluding any proceeds or awards required to be paid to a creditor (other than the Lender) which holds a first priority Lien permitted by clause (f) of Section 8.3 on the property which is the subject of such Casualty Event.

“Net Revenue” means, for any period, the aggregate amount of net sales, distribution income, service payments, license income, and other forms of consideration made to the Borrower and its Subsidiaries related to all products and services (including all Products) and shall be determined in accordance with GAAP.  Net Revenue shall be determined in a manner consistent with the methodologies, practices and procedures used in developing the Borrower’s audited financial statements.

“956 Impact” will be deemed to exist to the extent the issuance of a guaranty by, grant of a Lien by, or direct or indirect pledge of greater than two-thirds of the voting Capital Securities or similar equity interests of, a Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code, would result in incremental income tax liability as a result of the application of Section 956 of the Code, taking into account actual anticipated repatriation of funds, foreign tax credits and other relevant factors.

“Non-Excluded Taxes” means in respect of the Lender (and its successors and assigns),  any Taxes imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any Subsidiary under any Loan Document other than (a) (i) Taxes imposed on or measured by one or more alternative bases one of which is a Person’s net income, (ii) franchise Taxes, and (iii) branch profits Taxes, in each case, imposed with respect to such Person by the United States or any Governmental Authority under the laws of which such Person is organized or in which it has its principal office or maintains its applicable lending office, or imposed as a result of a present or former connection between such Person and the jurisdiction imposing such Tax or any political subdivision thereof or therein (other than connections arising solely from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document), (b) any U.S. federal withholding Taxes imposed on amounts payable to or for the account of the Lender with respect to an applicable interest in any Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.3, amounts with respect to such Taxes were payable either to such Lender (or its assignor, if any) immediately before such Person became a party hereto or to such Person immediately before the time of designation of a new lending office, (c) Taxes attributable to such Person’s failure to comply with Section 4.3(e) and (f), and (d) any U.S. federal withholding Taxes or other amounts imposed or payable under FATCA.

“Note” means a promissory note of the Borrower payable to the Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from the outstanding amount of the Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each Subsidiary arising under or in connection with a Loan Document and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 9.1(h), whether or not allowed in such proceeding) on the Loans.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organic Document” means, relative to the Borrower or any Subsidiary, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to the Borrower’s or any Subsidiary’s Capital Securities.

“Other Administrative Proceeding” means any administrative proceeding relating to a dispute involving a patent office or other relevant intellectual property registry which relates to validity, opposition, revocation, ownership or enforceability of the relevant Intellectual Property.

“Other Taxes” means any and all stamp, documentary or similar Taxes, or any other excise or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document (excluding, for the avoidance of doubt, Taxes described in clauses (a), (b) or (c) of the definition of Non-Excluded Taxes).

“Party” and “Parties” have the meanings set forth in the preamble hereto.

“Patent” means any patent, any type of patent application or invention disclosure, including all divisions, continuations, continuations in-part, provisionals, continued prosecution applications, substitutions, reissues, reexaminations, renewals, extensions, restorations, supplemental protection certificates and patent rights in any form and other additions in connection therewith, whether in or related to the United States or any foreign country or other jurisdiction.

“Patent Security Agreement” means any Patent Security Agreement executed and delivered by the Borrower or any of the Subsidiaries in substantially the form of Exhibit A to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Permits” means all permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority or any other Person, including, without limitation, those relating to Environmental Laws.

“Permitted Acquisition” means the purchase or other acquisition (through one transaction or a series of related transactions) of all or substantially all of the Capital Securities (other than qualifying directors shares) in, or all or substantially all of the property of, or all or substantially all of any business or division of, any Person (other than any joint venture owned by another Person that is purchased or acquired) that, upon the consummation thereof, will be majority or wholly-owned directly by the Borrower or one or more of its Wholly-Owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each Permitted Acquisition:

(a)                                 any such newly-created or acquired Subsidiary shall comply with the requirements of Section 7.8 and the Lender shall have received (or shall receive in connection with the closing of such acquisition) a first priority perfected security interest, subject only to Liens permitted under Section 8.3, in the property (including, without limitation, equity interests) acquired with respect to the entity acquired;

(b)                                 the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be permitted pursuant to Section 8.1;

(c)                                  in the case of a purchase or other acquisition of the Capital Securities of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such purchase or other acquisition;

(d)                                 the total cash and noncash consideration (other than common stock of the Borrower) paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition, when aggregated with the consideration (other than common stock of the Borrower) paid by or on behalf of the Borrower and its Subsidiaries for all other Permitted Acquisitions after the Closing Date shall not exceed an aggregate cumulative amount of $[*];

(e)                                  immediately before and after giving effect to any such purchase or other acquisition, no Default or Event of Default, shall exist or result therefrom; and

(f)                                   the Borrower shall have delivered to the Lender, at least 10 Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a written notice describing such transaction, and thereafter, if requested by the Lender for any such transaction involving consideration  in excess of $[*], (i) historical financial statements of or related to the Person or assets to be acquired, (ii) twelve month projections for such Person or assets to be acquired and for Borrower after giving effect to such transaction, and (iii) material documentation and other information relating to such transaction and reasonably requested by the Lender.

“Permitted Joint Venture” means any Investment in Joint Ventures customary in the Borrower’s industry; provided that, with respect to each Permitted Joint Venture:

(a)                                 the lines of business of the Joint Venture shall be permitted pursuant to Section 8.1;

(b)                                 other than as expressly permitted under clause (c) below, there shall be no recourse to the Borrower or any Subsidiary for any Indebtedness or obligations of the Joint Venture;

(c)                                  the sum of the aggregate cash amount (including any recourse or assumed Indebtedness referenced in clause (b)) plus the fair market value of tangible assets invested in Permitted Joint Ventures, together with all Investments pursuant to Section 8.5(k), shall not exceed $[*]; provided that such sum shall not include any loan, advance or extension of credit that has been repaid; and

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

(d)                                 there shall be no (i) transfer by the Borrower or any of its Subsidiaries of assets to the Joint Venture other than tangible assets and Intellectual Property for use solely outside of the United States or (ii) license by the Borrower or any of its Subsidiaries of Intellectual Property to the Joint Venture other than (A) for use solely outside of the United States or (B) as otherwise permitted pursuant to Section 8.8(d).

“Permitted Subordinated Indebtedness” means Indebtedness incurred after the Closing Date by the Borrower or the Subsidiaries that is (i) subordinated to the Obligations and all other Indebtedness owing from the Borrower or the Subsidiaries to the Lender pursuant to a written subordination agreement satisfactory to the Lender in its sole discretion and (ii) in an amount and on terms approved by the Lender in its sole discretion.

“Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Privacy Laws” means all applicable security and privacy standards regarding protected health information under (i) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, including the regulations promulgated thereunder (collectively “HIPAA”) and (ii) any applicable state privacy Laws.

“Product” means any service or product (including software products and services) designed, developed, manufactured, licensed, marketed, sold, performed, or otherwise commercialized by the Borrower or any of its Subsidiaries, including Borrower LDTs and Borrower Medical Devices, all activities related to the collection and storage of cord blood performed by the Borrower and its Subsidiaries, and any such product in development.

“Product Agreement” means each agreement, license, document, instrument, interest (equity or otherwise) or the like under which one or more parties grants or receives any right, title or interest with respect to any Product Development and Commercialization Activities in respect of one or more Products specified therein or to exclude third parties from engaging in, or otherwise restricting any right, title or interest as to any Product Development and Commercialization Activities with respect thereto, including each contract or agreement with suppliers (including human tissue supply agreements), manufacturers, distributors, clinical research organizations, hospitals, group purchasing organizations, wholesalers, pharmacies or any other Person related to any such entity.

“Product Development and Commercialization Activities” means, with respect to any Product, any combination of research, development, manufacture, import, use, sale, importation, storage, labeling, marketing, promotion, supply, distribution, testing, packaging, purchasing or other commercialization activities, receipt of payment in respect of any of the foregoing, or like activities the purpose of which is to commercially exploit such Product.

“Purchase Money Indebtedness” means Indebtedness (1) consisting of the deferred purchase price for equipment incurred in connection with the acquisition of such equipment, where the amount of such Indebtedness does not exceed the greater of (a) the cost of the equipment being financed and (b) the fair market value of such equipment; and (2) incurred to finance such acquisition by the Borrower or a Subsidiary of such equipment.

“Qualified Capital Securities” shall mean any Capital Securities that are not Disqualified Capital Securities.

“Receiving Party” means the Party receiving Confidential Information.

“Recipient” is defined in Section 10.14.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness.

“Register” is defined in Section 10.16.

“Regulatory Agencies” means any Governmental Authority that is concerned with the use, control, safety, efficacy, reliability, manufacturing, marketing, distribution, sale or other Product Development and Commercialization Activities relating to any Product of the Borrower or any of the Subsidiaries, including CMS, FDA, and all similar agencies in other jurisdictions, and includes Standard Bodies.

“Regulatory Authorizations” means all approvals, clearances, notifications, authorizations, orders, exemptions, registrations, certifications, licenses and permits granted by, submitted to or filed with any Regulatory Agencies necessary for the manufacture, development, distribution, use, storage, import, export, transport, promotion, marketing, sale or other commercialization of any Product in any country or jurisdiction, including any IDE, Device Approval Application and CLIA Accreditation.

“Related Parties” means the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of the Borrower and the Subsidiaries.

“Release” means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, pouring, dumping, depositing, emitting, escaping, emptying, seeping, dispersal, migrating or placing, including movement through, into or upon the environment or any natural or man-made structure.

“Repayment Premium” means

(i) for any repayment or prepayment made or required to be made on or prior to the first anniversary of the Closing Date, a premium of twelve and a half percent (12.5%) of the principal amount of such prepayment or repayment;

(ii) for any repayment or prepayment made or required to be made after the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date, a premium of ten percent (10.0%) of the principal amount of such prepayment or repayment;

(iii) for any repayment or prepayment made or required to be made after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, a premium of five percent (5.0%) of the principal amount of such prepayment or repayment; and

(iv) for any repayment or prepayment made or required to be made after the third anniversary of the Closing Date, a premium of two and a half percent (2.5%) of the principal amount of such prepayment or repayment.

“Restricted Payment” means (i) the declaration or payment of any dividend on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Securities of the Borrower or any Subsidiary or any warrants, options or other right or obligation to purchase or acquire any such Capital Securities, whether now or hereafter outstanding, or (ii) the making of any other distribution in respect of such Capital Securities, in each case either directly or indirectly, whether in cash, property or obligations of the Borrower or any Subsidiary or otherwise.

“S&P” means Standard & Poor’s Rating Services, a division of S&P Global.

“Sanctions” means any international economic sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“SEC” means the Securities and Exchange Commission.

“Security Agreement” means the Pledge and Security Agreement executed and delivered by each of the parties thereto, substantially in the form of Exhibit E hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Shares” has the meaning set forth in Section 3.9.

“Solvent” means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the property of such Person would constitute an unreasonably small capital and (v) such Person has not executed this Agreement or any other Loan Document, or made any transfer or incurred any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors.  The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

“Standard Bodies” means any of the organizations that create, sponsor or maintain safety, quality or other standards, including ISO, ANSI, CEN and SCC and the like.

“Stock Purchase Agreement” has the meaning set forth in Section 3.9.

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.  Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of Borrower.

“Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

“Tangible Fixed Assets “ means the equipment set forth on Schedule 1.2 hereto and other tangible fixed assets acquired with the proceeds of Indebtedness permitted pursuant to Section 8.2(e).

“Taxes” means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees in the nature of a tax, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

“Termination Date” means the date on which all Obligations in respect of the Loans (other than inchoate indemnity and reimbursement obligations) have been paid in full in cash and the Commitment shall have terminated.

“Third Party” means any Person other than the Borrower or any of its Subsidiaries.

“Trademark” means any trademark, service mark, trade name, logo, symbol, trade dress, domain name, corporate name or other indicator of source or origin, and all applications and registrations therefor, together with all of the goodwill associated therewith.

“Trademark Security Agreement” means any Trademark Security Agreement executed and delivered by the Borrower or any of the Subsidiaries substantially in the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“UCC”  means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Lender pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“Wholly-Owned Subsidiary” means any direct or indirect Subsidiaries of Borrower, all of the outstanding Capital Securities of which (other than any director’s qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by Borrower.

SECTION 1.2  Use of Defined Terms.  Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the schedules attached hereto.

SECTION 1.3  Cross-References.  Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

SECTION 1.4  Accounting and Financial Determinations.  Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 8.4 and the definitions used in such calculations) shall be made, in accordance with GAAP, as in effect from time to time; provided that, if either the Borrower or the Lender requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or the application thereof, then such provision shall be interpreted on the basis of GAAP in effect and applied immediately before such change shall have become effective until such request shall have been withdrawn or such provision amended in accordance herewith.  Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and the Subsidiaries, in each case without duplication.

SECTION 1.5  Business Days; Payment.  If any payment or performance under any Loan Document shall be due on a day that is not a Business Day, the date for such payment or performance shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

ARTICLE II
COMMITMENT AND BORROWING PROCEDURES

SECTION 2.1  Commitment.  On the terms and subject to the conditions of this Agreement, the Lender agrees to make a term loan (the “Initial Loan”) to the Borrower on the Closing Date in an amount equal to (but not less than) the Initial Commitment Amount.  On the terms and subject to the conditions of this Agreement, the Lender agrees to make a term loan (the “Delayed Draw Loan”) to the Borrower on the Delayed Draw Closing Date in an amount equal to (but not less than) the Delayed Draw Commitment Amount.  No amounts paid or prepaid with respect to the Loans may be reborrowed.

SECTION 2.2  Borrowing Procedure.  The Borrower may irrevocably request that the Initial Loan be made by delivering to the Lender a Loan Request on or before 1:00 p.m. Eastern (New York City) time on a Business Day at least three Business Days prior to the proposed Closing Date.  The Borrower may irrevocably request that the Delayed Draw Loan be made by delivering to the Lender a Loan Request on or before 1:00 p.m. Eastern (New York City) time on a Business Day at least three Business Days prior to the proposed Delayed Draw Closing Date.

SECTION 2.3  Funding.  After receipt of the Loan Request for the Initial Loan, the Lender shall, on the Closing Date and subject to the terms and conditions hereof, make the requested proceeds of the Initial Loan available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request.  After receipt of the Loan Request for the Delayed Draw Loan, the Lender shall, on the Delayed Draw Closing Date and subject to the terms and conditions hereof, make the requested proceeds of the Delayed Draw Loan available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request.

SECTION 2.4  Reduction of the Commitment Amounts.  The Initial Commitment Amount shall automatically and permanently be reduced to zero on the Initial Commitment Termination Date.  The Delayed Draw Commitment Amount shall automatically and permanently be reduced to zero on the Delayed Draw Commitment Termination Date.

ARTICLE III
REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1  Repayments and Prepayments; Application.  The Borrower agrees that the Loans, and any fees or interest accrued or accruing thereon, shall be repaid and prepaid solely in U.S. dollars pursuant to the terms of this Article III.

SECTION 3.2  Repayments and Prepayments.  The Borrower shall repay in full the unpaid principal amount of the Loans on the Maturity Date.  Prior thereto, payments and prepayments of the Loans shall be made as set forth below.

(a)                                 The Borrower shall have the right, with at least three Business Days’ notice to the Lender, at any time and from time to time to prepay any unpaid principal amount of the Loans, in whole or in part.

(b)                                 Within three Business Days of receipt by the Borrower or any Subsidiary of any (i) Net Casualty Proceeds or (ii) Net Asset Sales Proceeds, the Borrower shall notify the Lender thereof.  If requested by the Lender, the Borrower shall within three Business Days of such request make a mandatory prepayment of the Loans, in an amount equal to 100% of such proceeds (or such lesser amount as the Lender may specify on the date of such request), to be applied as set forth in Section 3.3 and in Section 3.7; provided that if the Borrower shall deliver to the Lender within the time period required for the notice pursuant to the first sentence of this paragraph a certificate of an Authorized Officer to the effect that the Borrower and its Subsidiaries intend to apply the Net Casualty Proceeds or Net Asset Sale Proceeds, as the case may be, from such event, within twelve (12) months after receipt of such Net Casualty Proceeds or Net Asset Sale Proceeds, to replace or repair the assets that were subject of the Disposition or Casualty Event, as the case may be, with substantially similar replacement or repaired assets, then no prepayment shall be required pursuant to this clause (b) in respect of such event except to the extent any Net Casualty Proceeds or Net Asset Sale Proceeds therefrom that have not been so applied within twelve (12) months (or in the case of a binding commitment made in respect of an application within such twelve (12) months, eighteen (18) months) after receipt of such Net Casualty Proceeds or Net Asset Sale Proceeds, at which time a prepayment shall be required in an amount equal to the amount of the Net Casualty Proceeds or Net Asset Sale Proceeds that have not been so applied.

(c)                                  The Borrower shall repay the Loans in full immediately upon any acceleration of the Maturity Date thereof pursuant to Section 9.2 or Section 9.3, unless, pursuant to Section 9.3, only a portion of the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

SECTION 3.3  Application.  Except as provided in Section 4.4(b), amounts repaid or prepaid in respect of the outstanding principal amount of the Loans pursuant to clauses (b) or (c) of Section 3.2   shall be applied pro rata to the Initial Loan and Delayed Draw Loan.

SECTION 3.4  Interest Rate.  During any applicable Interest Period, the Loans shall accrue interest during such Interest Period at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the higher of (x) the LIBO Rate for such Interest Period and (y) 1.00%.  The interest rate shall be recalculated and, if necessary, adjusted for each Interest Period, in each case pursuant to the terms hereof.

SECTION 3.5  Default Rate.  At all times commencing upon the date any Event of Default occurs, and continuing until such Event of Default is no longer continuing, the Applicable Margin shall be increased by 3.00% per annum.

SECTION 3.6  Payment Dates.  Interest accrued on the Loans shall be payable in cash, without duplication:

(a)                                 on the Maturity Date therefor;

(b)                                 on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

(c)                                  on the last day of each Fiscal Quarter; provided that if such day is not a Business Day, then such payment shall be made on the next succeeding Business Day; and

(d)                                 on that portion of the Loans that is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on the Loans or other monetary Obligations after the date such amount is due and payable (whether on the Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

SECTION 3.7  Repayment Premium.  Any repayment or prepayment of principal, in whole or in part, pursuant to this Article III (including any repayments of principal made on the Maturity Date) shall be accompanied by the Repayment Premium.

SECTION 3.8  Undrawn Fee.  The Borrower agrees to pay the Lender, for its own account, a fee in an annual amount equal to 0.75% multiplied by the undrawn Delayed Draw Commitment Amount, payable in equal installments on the last day of each Fiscal Quarter (provided that if such day is not a Business Day, then such payment shall be made on the next succeeding Business Day) until the Delayed Draw Commitment Termination Date (and if the Delayed Draw Commitment Termination Date occurs on a date that is not the last day of a Fiscal Quarter, the amount of the fee for the corresponding Fiscal Quarter shall be a prorated amount for the portion of such Fiscal Quarter ending on the Delayed Draw Commitment Termination Date and shall be paid on such date). Such fee shall be fully earned and nonrefundable under any circumstances.

SECTION 3.9  Issuance of Shares of Common Stock.  As soon as practicable after the Closing Date, but in no event later than August 14, 2017, the Borrower shall issue, or cause to be issued, to the Lender (or any Affiliate of the Lender designated by the Lender (provided such Affiliate is not a Competitor)), as a fee in consideration of the Commitments extended and the Loans made hereunder, 300,000 shares of common stock, par value $0.0001 per share, of the Borrower (the “Shares”), in electronic book entry at the transfer agent of the Borrower, pursuant to a certain Stock Purchase Agreement, dated as soon as practicable after the Closing Date but not earlier than the date upon which the Borrower files its Form 10-Q for the quarter ended June 30, 2017 with the Securities and Exchange Commission, between the Borrower and the Lender (or an Affiliate of the Lender, as applicable) (the “Stock Purchase Agreement”) and other documentation reasonably acceptable to the Borrower and the Lender. The Shares, together with the Loans, shall constitute “investment units” for U.S. federal income tax purposes.

ARTICLE IV
LIBO RATE AND OTHER PROVISIONS

SECTION 4.1  Increased Costs, Etc.  The Borrower agrees to reimburse the Lender for any increase in the cost to the Lender of, or any reduction in the amount of any sum receivable by the Lender in respect of, the Lender’s Commitment and the making, continuation or maintaining of the Loans hereunder that may arise in connection with any Change in Law, except for such changes with respect to increased capital costs and Taxes which are governed by Section 4.2 and Section 4.3, respectively.  The Lender shall notify the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate the Lender for such increased cost or reduced amount.  Such additional amounts shall be payable by the Borrower directly to the Lender within ten Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.  Failure or delay on the part of the Lender to demand compensation pursuant to this Section 4.1 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate the Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 4.2  Increased Capital Costs.  If any Change in Law affects or would affect the amount of capital required or expected to be maintained by the Lender or any Person controlling the Lender, and the Lender determines (in good faith and in its reasonable discretion) that the rate of return on its or such controlling Person’s capital as a consequence of the Commitment or the Loans made by it hereunder is reduced to a level below that which the Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by the Lender to the Borrower, the Borrower shall within ten Business Days following receipt of such notice pay directly to the Lender additional amounts sufficient to compensate the Lender or such controlling Person for such reduction in rate of return.  A statement of the Lender as to any such additional amount or amounts shall, in the absence of manifest error, be prima facie evidence of the accuracy thereof.  In determining such amount, the Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

SECTION 4.3  Taxes.  The Borrower covenants and agrees as follows with respect to Taxes.

(a)                                 Except as required by applicable law, any and all payments by the Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes.  In the event that any Taxes are imposed and required to be deducted or withheld from any payment required to be made by the Borrower or any of the Subsidiaries to or on behalf of the Lender under any Loan Document, then:

(i)                                     if such Taxes are Non-Excluded Taxes, the payment shall be increased by the amount necessary so that after the withholding or deduction for or on account of such Taxes, the amount received by the Lender is equal to the amount that it would have received had no such withholding or deduction of Taxes been made; and

(ii)                                  the Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

(b)                                 In addition, the Borrower shall pay all Other Taxes imposed with respect to the Loans or any Loan Document to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

(c)                                  As promptly as practicable after the payment of any Taxes or Other Taxes required to be paid by the Borrower under Section 4.3(a), or (b), and in any event within 45 days of any such payment being made, the Borrower shall furnish to the Lender a copy of an official receipt (or a certified copy thereof) or other evidence of such payment reasonably satisfactory to the Lender evidencing the payment of such Taxes or Other Taxes.

(d)                                 The Borrower shall indemnify the Lender for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed with respect to the Loans or any Loan Document on (and whether or not paid directly by) the Lender,  whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority.  In addition, the Borrower shall indemnify the Lender for any incremental Taxes that may become payable by the Lender as a result of any failure of the Borrower to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate Governmental Authority or to deliver to the Lender, pursuant to clause (c), documentation evidencing the payment of Non-Excluded Taxes or Other Taxes.  With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by the

Lender or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date the Lender makes written demand therefor, which demand shall be accompanied by documentation reasonably satisfactory to establish the nature of the amounts for which demand is being made, and the fact and amount of the payment thereof, for the full amount of any Non-Excluded Taxes or Other Taxes paid by the Lender.  The Borrower acknowledges that any payment made to the Lender or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

(e)                                  If the Lender is entitled to an exemption from or reduction in any applicable withholding Tax with respect to payments under this Agreement or any other Loan Document, then such Lender agrees to deliver to the Borrower, at such times as are reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, each Lender agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous documentation obsolete, expired or inaccurate in any respect, it will deliver to the Borrower updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower) or it shall immediately notify the Borrower of its legal ineligibility to deliver any such documentation.  Without limiting the generality of the foregoing, on the Closing Date, and on the date on which a subsequent successor or assignee of the Lender otherwise acquires an interest in this Agreement, as applicable, and at such other times as may be necessary in the determination of Borrower (in the reasonable exercise of its discretion), the Lender (and any successor or assign of the Lender) shall deliver to the Borrower two (2) properly completed and signed original IRS Forms W-8BEN, W-8BEN-E, W-8EXP, W-8ECI or W-8IMY (along with a Form W-9, W-8BEN-E or W-8BEN for each beneficial owner that will receive, directly or indirectly, any consideration payable or otherwise deliverable pursuant to this Agreement) or IRS Form W-9 (or any successor form), as applicable, and such other documentation required under the Code and reasonably requested by the Borrower to establish the appropriate amount of any deduction or withholding of United States federal Tax, if any, with respect to any payments to Lender (or its successors or assigns), including any such additional documentation reasonably requested by Borrower as may be necessary for Borrower to comply with its obligations under FATCA. Lender (and each of its successors or assigns) shall, from time to time after the initial delivery by such Person of such forms, certificates or other evidence, whenever a lapse in time, change in circumstances or law, or additional guidance by a Governmental Authority renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, promptly deliver to Borrower two (2) new originals of Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8EXP, W-8ECI, or W-8IMY (along with Forms W-9, W-8BEN-E or W-8BEN for each beneficial owner for whom it expects to receive a payment) or Form W-9, or any successor form, as the case may be, properly completed and duly executed by such Person, and such other documentation required under the Code and reasonably requested by Borrower to confirm or establish the extent to which such Person is or is not subject to deduction, backup withholding or withholding of U.S. federal Tax with respect to payments to such Person under this Agreement, or notify Borrower of its inability to deliver any such forms, certificates or other evidence.

(f)                                   If a payment made to the Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this Section 4.3(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(g)                                  If the Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified pursuant to this Section 4.3(d) (including by the payment of additional amounts pursuant to this Section 4.3(d)), it shall pay to the Borrower an amount equal to such refund, net of all out-of-pocket expenses (including Taxes) of the Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).  The Borrower, upon the request of the Lender, shall repay to the Lender the amount paid over pursuant to this clause (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that the Lender is required to repay such refund to such Governmental Authority.

SECTION 4.4  Payments, Computations; Proceeds of Collateral, Etc.

(a)                                 Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made without setoff, deduction or counterclaim not later than 2:00 p.m. Eastern (New York City) time on the date due in same day or immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrower.  Funds received after 2:00 p.m. Eastern (New York City) time on any day shall be deemed to have been received by the Lender on the next succeeding Business Day.  All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days.  Payments due on other than a Business Day shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

(b)                                 All amounts received as a result of the exercise of remedies under the Loan Documents (including from the proceeds of collateral securing the Obligations) or under applicable law shall be applied upon receipt to the Obligations as follows: (i) first, to the payment in full in cash of all interest (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar law, whether or not permitted as a claim under such law) and fees owing under the Loan Documents, and all costs and expenses owing to the Lender pursuant to the terms of the Loan Documents, until paid in full in cash, (ii) second, after payment in full in cash of the amounts specified in clause (b)(i), to the payment of the principal amount of the Loans then outstanding, (iii) third, after payment in full in cash of the amounts specified in clauses (b)(i) and (b)(ii), to the payment of all other Obligations owing to the Lender (other than inchoate indemnity and reimbursement obligations), and (iv) fourth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iii), and following the Termination Date, to the Borrower or any other Person lawfully entitled to receive such surplus.

SECTION 4.5  Setoff.  The Lender shall, upon the occurrence and during the continuance of any Default described in clauses (i) through (iv) of Section 9.1(h) or, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due).  The Lender agrees promptly to notify the Borrower after any such appropriation and application made by the Lender; provided that, the failure to give such notice shall not affect the validity of such setoff and application.  The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which the Lender may have.

SECTION 4.6  LIBO Rate Not Determinable.  If prior to the commencement of any Interest Period, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period, then the Lender shall give notice thereof to the Borrower as promptly as practicable.  In the event of any such determination, the Loans shall, until the Lender has advised the Borrower that the circumstances giving rise to such notice no longer exist, bear interest at the interest rate in effect for the immediately preceding Interest Period.

ARTICLE V
CONDITIONS TO MAKING THE LOANS

SECTION 5.1  Credit Extensions.  The obligation of the Lender to make the Initial Loan shall be subject to the execution and delivery of this Agreement by the parties hereto, the delivery of a Loan Request as requested pursuant to Section 2.3, and the satisfaction of each of the conditions precedent set forth below in this Article (other than Sections 5.19 and 5.20).  The obligation of the Lender to make the Delayed Draw Loan shall be subject to the prior making of the Initial Loan, the delivery of a Loan Request as requested pursuant to Section 2.3, and the satisfaction of each of the conditions precedent set forth below in Sections 5.3, 5.8, 5.19 and 5.20.

SECTION 5.2  Secretary’s Certificate, Etc.  The Lender shall have received from the Borrower and each Subsidiary party to a Loan Document, (i) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated as of the Closing Date, duly executed and delivered by such Person’s Secretary, Assistant Secretary or other Authorized Officer, managing member or general partner, as applicable, as to

(a)                                 resolutions of each such Person’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b)                                 the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

(c)                                  the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates the Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

SECTION 5.3  Closing Date Certificate.  The Lender shall have received a Closing Date Certificate, dated as of the Closing Date or Delayed Draw Closing Date, as the case may be, and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall certify that (i) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects), (ii) no Default shall have then occurred and be continuing, or would result from the Loan to be advanced on the Closing Date or Delayed Draw Closing Date, as the case may be, and (iii) all of the applicable conditions set forth in this Article V have been satisfied.

SECTION 5.4  Payment of Outstanding Indebtedness, Etc.  All Indebtedness not otherwise permitted by Section 8.2 shall have been paid in full from the proceeds of the Loan and any commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness shall have been released and the Lender shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments (including customary payoff letters) as may be suitable or appropriate in connection therewith.

SECTION 5.5  Delivery of Note.  The Lender shall have received a Note duly executed and delivered by an Authorized Officer of the Borrower.

SECTION 5.6  Financial Information, Etc.  The Lender shall have received

(a)                                 except to the extent publicly available on the SEC’s EDGAR system, audited consolidated financial statements of the Borrower and the Subsidiaries for each of the fiscal years ended December 31, 2015 and December 31, 2016;

(b)                                 unaudited consolidated balance sheets of the Borrower and the Subsidiaries for the fiscal quarter ended on March 31, 2017, together with the related consolidated statement of operations, shareholder’s equity and cash flows for the twelve months then ended; and

(c)                                  such other non-privileged financial information as to the Borrower and the Subsidiaries and their respective businesses, assets and liabilities as the Lender may reasonably request; provided, that such financial information is otherwise prepared by the Borrower or its Subsidiaries.

SECTION 5.7  Intentionally Omitted.

SECTION 5.8  Solvency, Etc.  The Lender shall have received a solvency certificate duly executed and delivered by the chief financial officer or other Authorized Officer of the Borrower, dated as of the Closing Date or Delayed Draw Closing Date, as the case may be, in form and substance satisfactory to the Lender.

SECTION 5.9  Guarantee.  The Lender shall have received executed counterparts of the Guarantee, dated as of the date hereof, duly executed and delivered by each Subsidiary.

SECTION 5.10  Security Agreements.  The Lender shall have received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed and delivered by the Borrower and each Subsidiary, together with

(a)                                 certificates (in the case of Capital Securities that are securities (as defined in the UCC)) evidencing all of the issued and outstanding Capital Securities owned by the Borrower or any Subsidiary, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, in the case of Capital Securities that are uncertificated securities (as defined in the UCC), confirmation and evidence satisfactory to the Lender that the security interest therein has been transferred to and perfected by the Lender in accordance with Articles 8 and 9 of the UCC;

(b)                                 financing statements suitable in form for naming the Borrower and each Subsidiary as a debtor and the Lender as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests of the Lender pursuant to the Security Agreement; and

(c)                                  UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (i) in any assets of the Borrower or any Subsidiary, and (ii) securing any of the Indebtedness not otherwise permitted by Section 8.2, together with such other UCC Form UCC-3 termination statements as the Lender may reasonably request from the Borrower or any Subsidiary.

SECTION 5.11  Intellectual Property Security Agreements.  The Lender shall have received a Patent Security Agreement, a Copyright Security Agreement and a Trademark Security Agreement, as applicable, each dated as of the Closing Date, duly executed and delivered by the Borrower or any Subsidiary that, pursuant to the Security Agreement, is required to provide such intellectual property security agreements to the Lender.

SECTION 5.12  Intentionally Omitted.

SECTION 5.13  Intentionally Omitted.

SECTION 5.14  Opinion of Counsel.  The Lender shall have received an opinion, dated the Closing Date and addressed to the Lender, from Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower and the Subsidiaries, in form and substance satisfactory to the Lender and addressing matters customary for transactions of this type.

SECTION 5.15  Insurance.  Subject to Schedule 7.16, the Lender shall have received accord or similar certificates, from one or more insurance companies satisfactory to the Lender (other than business interruption insurance (if any), director and officer insurance and workers’ compensation insurance), evidencing coverage required to be maintained pursuant to each Loan Document, with the Lender named as loss payee or additional insured, as applicable.

SECTION 5.16  Intentionally Omitted.

SECTION 5.17  Anti-Terrorism Laws.  The Lender shall have received, as applicable, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act.

SECTION 5.18  Satisfactory Legal Form.  All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any Subsidiary shall be satisfactory in form and substance to the Lender and its counsel.

SECTION 5.19  Net Revenues.  The Net Revenue for the twelve full calendar months ending on the last day of the Fiscal Month immediately prior to the Delayed Draw Closing Date was at least $175,000,000.

SECTION 5.20  Disclosure Schedules.  Immediately prior to the Delayed Draw Closing Date, the Borrower shall deliver to the Lender updates to Schedules 6.15(a), 6.16, 6.19 and 6.22, each such updated Schedule to be complete and accurate in all material respects as of the Delayed Draw Closing Date.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into this Agreement and to make the Loans hereunder, the Borrower represents and warrants, in each case (unless otherwise stated) on the Closing Date and on the Delayed Drawing Closing Date, to the Lender as set forth in this Article.  For the avoidance of doubt, no representation or warranty in this Article VI is made on the Delayed Drawing Closing Date until immediately prior to the making of the Delayed Draw Loan.

SECTION 6.1  Organization, Etc.  The Borrower and each Subsidiary (a) is validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (unless the failure to so qualify as a foreign entity could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), and (b) has full power and authority and holds all requisite material governmental licenses, permits and other approvals required (i) to enter into and perform its Obligations under each Loan Document to which it is a party, and (ii) to own and hold under lease its property and to conduct its business in all material respects substantially as currently conducted by it.

SECTION 6.2  Due Authorization, Non-Contravention, Etc.  The execution, delivery and performance by the Borrower and each Subsidiary of each Loan Document executed or to be executed by it are in each case within such Person’s corporate or organizational powers, have been duly authorized by all necessary corporate or organizational action, and do not

(a)                                 contravene (i) the Borrower’s or any Subsidiary’s Organic Documents, (ii) any court decree or order binding on or affecting the Borrower or any Subsidiary or (iii) any law or governmental regulation binding on or affecting the Borrower or any Subsidiary; or

(b)                                 result in (i) or require the creation or imposition of any Lien on the Borrower’s or any Subsidiary’s properties (except as permitted by this Agreement) or (ii) a default under any material contract, agreement, or instrument binding on or affecting the Borrower or any Subsidiary.

SECTION 6.3  Government Approval, Regulation, Etc.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by the Borrower or any Subsidiary of any Loan Document to which it is a party.

SECTION 6.4  Validity, Etc.  Each Loan Document to which the Borrower or any Subsidiary is a party constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

SECTION 6.5  Financial Information.  The financial statements of the Borrower and the Subsidiaries furnished to the Lender pursuant to Sections 5.6 and 7.1 have been prepared in accordance with GAAP, consistently applied, subject, in the case of unaudited financial statements, to the absence of footnotes and changes resulting from normal, year-end audit adjustments, and present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

SECTION 6.6  No Material Adverse Change.  There has been no material adverse change in the business, financial performance or condition, operations (including the results thereof), assets, or properties of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2016.

SECTION 6.7  Litigation, Labor Matters and Environmental Matters.

(a)                                 Except as described on Schedule 6.7(a) or as otherwise disclosed to the Lender, to the Borrower’s knowledge, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or threatened against or affecting the Borrower or any Subsidiary (i) that involves this Agreement or the transactions contemplated hereby, (ii) that would reasonably be expected, individually or in the aggregate, to result in liabilities in excess of $[*] or (iii) that would reasonably be expected to have or result in a Material Adverse Effect.

(b)                                 There are no labor controversies pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary that could reasonably be expected to have or result in a Material Adverse Effect.

(c)                                  Neither the Borrower nor any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Permit under or in connection with any Environmental Law (“Environmental Permit”), except to the extent that any such failure could not reasonably be expected to have or result in a Material Adverse Effect; or (ii) is or has been subject to any Environmental Liability, has received notice of any Environmental Liability, or knows of any basis for any Environmental Liability, except to the extent that the foregoing could not reasonably be expected to have or result in a Material Adverse Effect.

SECTION 6.8  Subsidiaries.  The Borrower has no Subsidiaries except those Subsidiaries which are identified in Schedule 6.8 (which Schedule also identifies the direct and indirect owners that have economic and/or voting rights with respect to the Capital Securities of such Subsidiaries) or which are permitted to have been organized or acquired after the Closing Date in accordance with Section 8.5 or Section 8.7.

SECTION 6.9  Ownership of Properties.  The Borrower and each Subsidiary owns (i) in the case of owned real property, good and marketable fee title to, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its material properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 8.3.

SECTION 6.10  Taxes.  Except as set forth on Schedule 6.10, the Borrower and each Subsidiary has filed all federal income tax and all other material tax returns and reports required by law to have been filed by it and has paid all material Taxes due and owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

SECTION 6.11  Benefit Plans, Etc. Except as would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect: (a) none of the Borrower or any of the

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Subsidiaries or any of their respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or has any actual or potential liability with respect to, any Benefit Plan; (b) none of the Borrower or any of the Subsidiaries is a party to any collective bargaining agreement, and none of the employees of the Borrower or any of the Subsidiaries (each in his or her capacity as an employee of the Borrower or a Subsidiary) are subject to any collective bargaining agreement; (c)  each “employee benefit plan” as defined in section 3(3) of ERISA that (i) provides retirement benefits, (ii) is sponsored by the Borrower, any Subsidiary, or, with respect to any such plan that is subject to section 412 of the Code, section 302 of ERISA or Title IV of ERISA, any of their ERISA Affiliates, and (iii) is intended to be tax-qualified under section 401(a) of the Code has received a determination letter or opinion letter from the Internal Revenue Service on which it is entitled to rely, and no assets of any such plan are invested in Capital Securities of the Borrower; and (d) each “employee benefit plan” (as defined in section 3(3) of ERISA) sponsored, maintained, contributed to or required to be contributed to by the Borrower or any Subsidiary complies with its terms and applicable law.

SECTION 6.12  Accuracy of Information.  None of the information heretofore or contemporaneously furnished in writing to the Lender by or on behalf of the Borrower or any Subsidiary in connection with any Loan Document or any transaction contemplated hereby, when taken as a whole, contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information, in light of the circumstances under which it is made, not misleading in any material respect as of the time when made or delivered; provided, that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time; it being understood by the Lender that such projected financial information are as to future events and are not to be viewed as facts, the projected financial information are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower and its Subsidiaries, that no assurance can be given that any particular projected financial information will be realized and that actual results during the period or periods covered by any such projections may significantly differ from the projected results and such differences may be material.

SECTION 6.13  Regulations U and X.  None of the Borrower or any Subsidiary is engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of the Loans will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X.  Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

SECTION 6.14  Solvency.  The Borrower and its Subsidiaries taken as a whole, both before and after giving effect to the Loans, are Solvent.

SECTION 6.15  Intellectual Property.

(a)                                 Schedule 6.15(a) sets forth a complete and accurate list as of the Closing Date or Delayed Draw Closing Date, as the case may be, of all (i) Patents including any Patent applications and other material so defined as Patents, (ii) registered Trademarks (including domain names) and any pending registrations for Trademarks, and (iii) any other registered Intellectual Property, in each case owned by the Borrower or any of the Subsidiaries and material to the business of the Borrower or such Subsidiary.  For each item of Intellectual Property listed on Schedule 6.15(a), the Borrower has, where relevant, indicated (A) the countries in each case in which such item is registered, (B) the application numbers, (C) the registration or patent numbers, (D) with respect to the Patents, the approximate expected expiration date of the issued Patents, and (E) the owner of such item of Intellectual Property.

(b)                                 With respect to all Intellectual Property listed on Schedule 6.15(a), except as set forth on Schedule 6.15(b):

(i)                                     the Borrower or a Subsidiary owns such Intellectual Property free and clear of any and all Liens other than Liens permitted pursuant to Section 8.3, and all such Intellectual Property is in full force and effect, and has not expired, lapsed or been forfeited, cancelled or abandoned unless permitted hereunder, except, on the Delayed Draw Closing Date, where such event or circumstance is not reasonably expected to be material to the Borrower and its Subsidiaries;

(ii)                                  each of the Borrower and the Subsidiaries, as applicable, has taken commercially reasonable actions to maintain and protect such Intellectual Property and there are no unpaid maintenance or renewal fees payable by the Borrower or any of the Subsidiaries that are currently overdue for any of such registered Intellectual Property, except to the extent such non-payment could not reasonably be expected to cause a Material Adverse Effect;

(iii)                               there is no proceeding challenging the validity or enforceability of any such Intellectual Property, none of the Borrower or any of the Subsidiaries is involved in any such proceeding with any Person and none of the Intellectual Property is the subject of any Other Administrative Proceeding, except on the Delayed Draw Closing Date, where such challenge is not reasonably expected to have a Material Adverse Effect;

(iv)                              (A) to the knowledge of the Borrower, such Intellectual Property is subsisting and such registered Copyrights and registered Trademarks are valid and enforceable, (B) with respect to any such issued Patents, such Patents have not been declared invalid or unenforceable and the Borrower or a Subsidiary has not received a legal opinion determining that any such Patents are invalid or unenforceable, and (C) to the knowledge of the Borrower, no event has occurred, and nothing has been done or omitted to have been done, that would affect the validity or enforceability of such Intellectual Property, except where such event is not reasonably expected to have a Material Adverse Effect; and

(v)                                 each of the Borrower and each Subsidiary, as applicable, is the sole and exclusive owner of all right, title and interest in and to all such Intellectual Property that is owned by it, except for Intellectual Property listed on Schedule 6.15(b)(v) and except, on the Delayed Draw Closing Date, for Dispositions permitted pursuant to Section 8.8.

(c)                                  To the knowledge of the Borrower, except as set forth on Schedule 6.15(c), no Third Party is committing any act of Infringement of any Intellectual Property listed on Schedule 6.15(a), except where such Infringement is not reasonably expected to have a Material Adverse Effect.

(d)                                 Schedule 6.15(d) sets forth a complete and accurate list as of the Closing Date or Delayed Draw Closing Date, as the case may be, of all agreements pursuant to which Intellectual Property is in-licensed by the Borrower or any of its Subsidiaries that are significant licenses to the business of the Borrower or such Subsidiary. With respect to each license agreement listed on Schedule 6.15(d), (x) such license agreement (i) is in full force and effect and is binding upon and enforceable against the Borrower and the Subsidiaries party thereto and, to the Borrower’s knowledge, all other parties thereto in accordance with its terms, (ii) has not been amended or otherwise modified, except as set forth on Schedule 6.15(d) and (iii) no material default or breach by Borrower or its Subsidiaries, and to Borrower’s knowledge, any other party thereto, has occurred and is continuing thereunder, and (y) none of the Borrower or any of its Subsidiaries has taken any action or omitted to take any action that would permit any other Person party to any such license agreement to terminate such license agreement (except to the extent such license is terminated or otherwise cancelled pursuant to the terms thereof and not as a result of a breach by the Borrower or any Subsidiary thereunder or pursuant to the Borrower’s reasonable commercial judgment (and not as a result of a breach by the Borrower or any Subsidiary thereunder)).

(e)                                  Except as set forth on Schedule 6.15(e) or as otherwise disclosed to the Lender, none of the Borrower or any of the Subsidiaries has received written notice from any Third Party alleging that the conduct of its business (including the development, manufacture, use, sale or other commercialization of any Product) Infringes any Intellectual Property of that Third Party and, to the knowledge of the Borrower, the conduct of its business and the business of the Subsidiaries (including the development, manufacture, use, sale or other commercialization of any Product  (other than Products in development)) does not Infringe any Intellectual Property of any Third Party in any material respect.

(f)                                   The Borrower and its Subsidiaries have used commercially reasonable efforts and precautions to protect their respective unregistered Intellectual Property that is material to their businesses.

SECTION 6.16  [Reserved]

SECTION 6.17  Permits.  Except as set forth on Schedule 6.17, the Borrower and the Subsidiaries have all material Permits, including material Environmental Permits, necessary or required for the ownership, operation and conduct of their business and the distribution of the Products (other than Products in development), as such business and distribution is currently being carried out.  All such Permits are validly held and there are no defaults thereunder, except as would not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.18  Regulatory Matters.

(a)                                 The Borrower and its Subsidiaries have conducted and currently conduct their business in compliance with all applicable U.S. federal, state, local or foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees, arbitration awards and  Key Permits issued by any Governmental Authority (collectively, “Laws”), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(i)                                     Borrower LDTs were researched, developed, designed, and validated in compliance with all applicable Laws, including the FDCA, CLIA, Privacy Laws and state laws, and have been and continue to be performed, marketed, and conducted in compliance with all applicable Laws, including the FDCA, FTC Act, CLIA, Privacy Laws and state laws, including the laws of New York, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(ii)                                  Borrower Medical Devices have been and are being researched, developed, designed, investigated, manufactured, marketed, and distributed in compliance with all applicable Laws, including the FDCA, the FTC Act, Privacy Laws and state laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(iii)                               The cord blood collection and storage activities of the Borrower and its Subsidiaries have been and are being marketed, performed, and otherwise offered in compliance in all respects with all applicable Laws, including the FDCA and applicable FDA regulations (including 21 C.F.R. 1271), and constitute private storage (storage by and on behalf of a donor or a donor’s family members), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  The Borrower and its Subsidiaries do not engage in public cord blood storage.

(b)                                 Except as set forth on Schedule 6.18(b) or as otherwise disclosed to the Lender, (i) to the Borrower’s knowledge, no investigation by any Governmental Authority with respect to the Borrower is pending or threatened, and (ii) the Borrower has not received any written communication from any Person (including any

Governmental Authority) alleging any noncompliance with any applicable laws or any written communication from any Governmental Authority or accrediting organization of any material issues, problems, or concerns regarding the quality or performance of the Products, in each case, to the extent such investigation or noncompliance could reasonably be expected to result in a Material Adverse Effect.

(c)                                  All manufacturing facilities owned or operated by the Borrower or any of its Subsidiaries, or to Borrower’s knowledge used in the production of any Product (other than Products in development), are and have been operated in material compliance with cGMPs and all other applicable laws. The FDA has not issued to Borrower, or to Borrower’s knowledge any other Person, any Form 483, Warning Letter, or untitled letter with respect to any such facility, or otherwise alleged of Borrower, or to Borrower’s knowledge of any other Person, any material non-compliance with cGMPs. All manufacturing facilities owned or operated by the Borrower or any of its Subsidiaries are operated in material compliance with other applicable federal, state and local laws.

(d)                                 Except as set forth on Schedule 6.18(d) or as otherwise disclosed to the Lender, (i) the Borrower has made available to Lender lists and copies, if requested, of all Key Permits and written correspondence submitted to or received from FDA, CMS, or other Governmental Authority (including minutes and official contact reports relating to any written communications with any Governmental Authority) in the Borrower’s possession or control, and (ii) to the Borrower’s knowledge, there has been no untrue statement of fact and no fraudulent statement made by the Borrower, any of the Subsidiaries or any of their respective agents or representatives to the FDA, CMS, or any other Governmental Authority, and there has been no failure by the Borrower or its Subsidiaries to disclose any fact required to be disclosed to the FDA or any other Governmental Authority, in each case, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(e)                                  Except as set forth in Schedule 6.18(e) or as otherwise disclosed to the Lender, no right of the Borrower to receive reimbursements pursuant to any government program or private program has ever been terminated or otherwise materially adversely affected as a result of any investigation or enforcement action, whether by any Governmental Authority or other Third Party, and to the Borrower’s knowledge, the Borrower has not been subject of any inspection, investigation, or audit, by any Governmental Authority in connection with any alleged improper activity.

(f)                                   To Borrower’s knowledge, there is no arrangement relating to the Borrower providing for any rebates, kickbacks or other forms of compensation that are unlawful to be paid to any Person in return for the referral of business or for the arrangement for recommendation of such referrals.  To the Borrower’s knowledge, all billings by the Borrower for its services have been true and correct (other than any inadvertent errors corrected in the ordinary course of business) and, to the Borrower’s knowledge, are in compliance with all applicable laws, including the Federal False Claims Act or any applicable state false claim or fraud law except where such failure, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(g)                                  Except as set forth on Schedule 6.18(g), or as otherwise disclosed to the Lender, the Borrower has not, and to the knowledge of the Borrower, no officer, director, employee or agent of the Borrower has, (i) been convicted of, charged with, or to the Borrower’s knowledge, investigated for any federal or state health program-related offense or any other offense related to healthcare or been excluded or suspended from participation in any such program; or within the past five (5) years, has been convicted of, charged with or, to the Borrower’s knowledge, investigated for a violation of Laws related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances, or has been subject to any judgment, stipulation, order or decree of, or criminal or civil fine or penalty imposed by, any Governmental Authority related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances; (ii) been convicted of any crime or engaged in any conduct that has resulted or would reasonably be expected to result in debarment or exclusion under 21 U.S.C. § 335a, Section 1128 of the Social Security Act or any similar applicable law, and no such debarment or exclusion proceedings or investigations are pending or to the Borrower’s knowledge, threatened against the Borrower or any of its officers, directors, managers, employees or agents.

(h)                                 Except as set forth on Schedule 6.18(h),  all studies, tests and preclinical and clinical trials conducted relating to the Products, by or on behalf of the Borrower and the Subsidiaries and, to the knowledge of the Borrower, their respective licensees, licensors and Third Party services providers and consultants, have been conducted, and are currently being conducted, in all material respects, in accordance with all applicable Laws, procedures and controls pursuant to, where applicable, current good clinical practices and current good laboratory practices and other applicable laws, rules and regulations.  All results of such studies, tests and trials, and all other material information related to such studies, tests and trials, have been made available to the Lender as requested by it. To the extent required by applicable law, the Borrower has obtained all necessary Regulatory Authorizations material to the conduct of its business, as such business and distribution is currently being carried out.

(i)                                     The transactions contemplated by the Loan Documents (or contemplated by the conditions to effectiveness of any Loan Document) will not impair the Borrower’s or any of its Subsidiaries’ ownership of or rights under (or the license or other right to use, as the case may be) any Regulatory Authorizations relating to the Products in any material manner.

SECTION 6.19  Transactions with Affiliates.  Except as set forth on Schedule 6.19, none of the Borrower or any Subsidiary has entered into, renewed, extended or been a party to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates during the three-year period immediately prior to the Closing Date, except for any such transactions between or among the Borrower and any Subsidiary.

SECTION 6.20  Investment Company Act.  None of the Borrower or any Subsidiary is an “investment company” or is “controlled” by an “investment company,” as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 6.21  OFAC. None of the Borrower, any Subsidiary or, to the knowledge of the Borrower, any Related Party (a) is currently the subject of any Sanctions, (b) is located, organized or residing in any Designated Jurisdiction, or (c) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction.  No Loan, nor the proceeds from any Loan, has been or will be used, directly or indirectly, to lend, contribute or provide to, or has been or will be otherwise made available to fund, any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including the Lender and its Affiliates) of Sanctions.

SECTION 6.22  Deposit and Disbursement Accounts.  Set forth on Schedule 6.22 is a complete and accurate list as of the Closing Date or Delayed Draw Closing Date, as the case may be, of all banks and other financial institutions at which the Borrower or any Subsidiary maintains deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts, such Schedule correctly identifies the name and address of each bank or financial institution, the name in which each such account is held, the type of each such account, and the complete account number for each such account, and each such account (other than Excluded Accounts) is a Controlled Account as required pursuant to Section 7.13.

SECTION 6.23  The Shares.  The Shares, when issued and delivered in accordance with Section 3.9, will be validly issued, fully paid and non-assessable. Upon issuance of the Shares to the Lender pursuant to Section 3.9, the Lender will have good and valid title to the Shares, free and clear of all Liens.

ARTICLE VII
AFFIRMATIVE COVENANTS

The Borrower covenants and agrees with the Lender that until the Termination Date has occurred, the Borrower will, and will cause the Subsidiaries to, perform or cause to be performed the obligations set forth below.

SECTION 7.1  Financial Information, Reports, Notices, Etc.  The Borrower will furnish the Lender copies of the following financial statements, reports, notices and information:

(a)                                 [Intentionally omitted]

(b)                                 as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, and except to the extent publicly available on the SEC’s EDGAR system within such time, an unaudited consolidated balance sheet of the Borrower and the Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and the Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case) in comparative form the figures for the corresponding Fiscal Quarter in, and the year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments and except for the absence of footnotes);

(c)                                  as soon as available and in any event within 120 days after the end of each Fiscal Year, and except to the extent publicly available on the SEC’s EDGAR system within such time, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries, and the related consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by an independent accounting firm which is (i) registered with the Public Company Accounting Oversight Board (PCAOB) to audit public companies and (ii) reasonably acceptable to the Lender, it being understood that Ernst & Young LLP are the current auditors of the Borrower and are deemed acceptable to the Lender;

(d)                                 concurrently with the delivery of the financial information pursuant to clauses (b) and (c), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Borrower, (i) showing compliance with the financial covenants set forth in Section 8.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Borrower or any of the Subsidiaries has taken or proposes to take with respect thereto), (ii) stating that no Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate (or, if a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, a statement that such Subsidiary has complied with Section 7.8), (iii) stating that no real property has been acquired by the Borrower or any of the Subsidiaries since the delivery of the last Compliance Certificate (or, if any real property has been acquired since the delivery of the last Compliance Certificate, a statement that the Borrower has complied with Section 7.8 with respect to such real property), and (iv) stating and including any and all applications for registration of Intellectual Property filed by the Borrower or any of the Subsidiaries (or their respective agents, employees, designees or licensees) with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, and any and all approvals of registration and issuance of Intellectual Property received by the

Borrower or any of the Subsidiaries (or their respective agents, employees, designees or licensees) from such offices, in each case since the delivery of the last Compliance Certificate.

(e)                                  as soon as possible and in any event within five Business Days after the Borrower obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower or any of the Subsidiaries has taken or proposes to take with respect thereto;

(f)                                   as soon as possible and in any event within five Business Days after the Borrower obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Schedule 6.7(a), (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7, notice thereof and, to the extent the Lender reasonably requests, copies of all material non-privileged documentation relating thereto, and (iii) any return, recovery, dispute or claim related to Product or finished goods inventory that involves more than $2,000,000.

(g)                                  as soon as possible and in any event within ten Business Days after the Borrower obtains knowledge of (i) any claim that the Borrower, any of the Subsidiaries or one of their ERISA Affiliates has any liability under a Benefit Plan, (ii) any effort to unionize the employees of the Borrower or any Subsidiary, or (iii) written correspondence received from the Internal Revenue Service regarding the loss of tax-qualification of a retirement plan, which is sponsored by the Borrower or any of the Subsidiaries, or, with respect to any such plan that is subject to section 412 of the Code, section 302 of ERISA or Title IV of ERISA, any of their ERISA Affiliates, under Section 401(a) of the Code that could reasonably be expected to result in material liability to the Borrower.

(h)                                 promptly after the sending or filing thereof, copies of all material reports, notices, prospectuses and registration statements which the Borrower or any of its Subsidiaries files with the SEC or any national securities exchange, unless copies of such reports, notices, prospectuses and registration statements are publicly available on the SEC’s EDGAR system within two Business Days of the sending or filing thereof;

(i)                                     promptly upon receipt thereof, copies of all “management letters” (or equivalent) submitted to the Borrower or any of the Subsidiaries by the independent public accountants referred to in clause (c) in connection with each audit made by such accountants;

(j)                                    [reserved;]

(k)                                 if requested by the Lender in writing, the Borrower’s currently available financial and business projections and budget, with evidence of approval thereof by the Borrower’s board of directors, which shall be available for each year no later than March 31 of such year; and

(l)                                     such other non-privileged financial and other information as the Lender may from time to time reasonably request (including information and reports in such detail as the Lender may request with respect to the terms of and information provided pursuant to the Compliance Certificate); provided, that such financial information is otherwise prepared by the Borrower and its Subsidiaries.

SECTION 7.2  Maintenance of Existence; Compliance with Contracts, Laws, Etc.  Each of the Borrower and each Subsidiary will preserve and maintain its legal existence (except as otherwise permitted by Section 8.7), comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent), of all material Taxes, imposed upon the Borrower or any of the Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or any of the Subsidiaries, as applicable.

SECTION 7.3  Maintenance of Properties.  Each of the Borrower and the Subsidiaries will maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Borrower or any of the Subsidiaries may be properly conducted at all times, unless the Borrower or any of the Subsidiaries determines in good faith that the continued maintenance of such property is no longer economically desirable, necessary or useful to the business of the Borrower or any of the Subsidiaries or the Disposition of such property is otherwise permitted by Section 8.7 or Section 8.8.

SECTION 7.4  Insurance.  Each of the Borrower and each of the Subsidiaries will maintain:

(a)                                 insurance on its property with financially sound and reputable insurance companies against business interruption, loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Borrower and the Subsidiaries; and

(b)                                 all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section (other than business interruption insurance (if any), director and officer insurance and workers’ compensation insurance) shall (i) name the Lender as mortgagee and loss payee (in the case of property insurance) and additional insured (in the case of liability insurance), as applicable, and use commercially reasonable efforts to have the insurer provide that no cancellation or modification as to the amount or scope of coverage of the policies will be made without 30 days’

(10 days’ notice for nonpayment of premiums) prior written notice to the Lender, and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

SECTION 7.5  Books and Records.  Each of the Borrower and each of the Subsidiaries will keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and permit the Lender or any of its representatives, at reasonable times during regular business hours and intervals (not to include the first 10 calendar days of any Fiscal Month unless explicitly permitted by the Borrower, except in the event that a Default or Event of Default has occurred or is continuing) upon reasonable prior written notice to the Borrower, to visit the Borrower’s or any of the Subsidiaries’ offices, to discuss the Borrower’s or any of the Subsidiaries’ financial or other matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower’s and any of the Subsidiaries’ financial and other matters with the Lender or its representatives whether or not any representative of the Borrower or any of the Subsidiaries is present) and to examine (and photocopy extracts from) any of its books and records; provided, that so long as no Event of Default has occurred and is continuing, the Borrower shall only be required to pay any reasonable and documented fees and expenses incurred in connection with the Lender’s visits once in any calendar year.  The Borrower shall pay any reasonable and documented fees of such independent public accountant incurred in connection with the Lender’s exercise of its rights pursuant to this Section but unless an Event of Default has occurred and is continuing at the time of its exercise of such rights, not for more than one visit in any calendar year.

SECTION 7.6  Environmental Law Covenant.  Each of the Borrower and each of the Subsidiaries will (i) use and operate all of its and their businesses, facilities and properties in material compliance with all Environmental Laws, and keep and maintain all Environmental Permits and remain in compliance therewith, except in each case to the extent such non-compliance could not reasonably be expected to have or result in a Material Adverse Effect, and (ii) promptly notify the Lender of, and provide the Lender with copies of all written material claims, complaints, notices or inquiries relating to, any actual or alleged non-compliance with any Environmental Laws or Environmental Permits or any actual or alleged Environmental Liabilities that the Borrower reasonably determines has or could result in a Material Adverse Effect.  The Borrower and each of the Subsidiaries will promptly resolve, remedy and mitigate any such non-compliance or Environmental Liabilities in accordance with reasonable business practices, and shall keep the Lender informed as to the progress of same.

SECTION 7.7  Use of Proceeds.  The Borrower will apply the proceeds of the Loan for general corporate purposes and to pay its own fees and expenses associated with the transactions contemplated hereby.

SECTION 7.8  Future Guarantors, Security, Etc.  The Borrower and each Subsidiary will execute any documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that the Lender may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Liens permitted by Section 8.3) of the Liens created or intended to be created by the Loan Documents.  Without limiting the foregoing, the Borrower will promptly (a) cause any subsequently acquired or organized Subsidiary to execute a supplement (in form and substance reasonably satisfactory to the Lender) to the Guarantee and each other applicable Loan Document in favor of the Lender and (b) pledge or cause to be pledged 100% of the issued and outstanding Capital Securities of each direct and indirect Subsidiary that is organized in the United States and 100% of the issued and outstanding Voting Securities (or 65% of the issued and outstanding Voting Securities if a 956 Impact would result from pledging 100% of the issued and outstanding Voting Securities) and 100% of the issued and outstanding non-Voting Securities of each Subsidiary that is organized outside the United States, in each case that is owned by the Borrower or a Guarantor, to be subject at all times to a first priority, perfected Lien (subject to Liens permitted by Section 8.3) in favor of the Lender, pursuant to terms and conditions of the Loan Documents, together with any filings and deliveries necessary in connection therewith to protect and perfect the security interests of the Lender therein; provided that the Borrower shall not, and no Subsidiary shall, be required to execute or cause the execution of any guaranty or the pledge of any Capital Securities held by such Person if a 956 Impact would result therefrom.  The Borrower will promptly notify the Lender of any subsequently acquired  ownership interest in real property and will provide the Lender with a description of such real property, the acquisition date thereof and the purchase price therefor. In addition, from time to time and to the extent necessary or advisable under the laws of any jurisdiction outside the United States and to the extent no 956 Impact would result therefrom, each of the Borrower and each of the Subsidiaries will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties as the Lender shall designate, it being agreed that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrower and the Subsidiaries (including real property and personal property acquired subsequent to the Closing Date); provided that notwithstanding the foregoing, any such designation by the Lender shall be subject to customary exceptions, limitations and exclusions consistent, as applicable, with those set forth in the Security Agreement.  Such Liens will be created under the Loan Documents and the applicable law and shall be in form and substance satisfactory to the Lender, and the Borrower and each of the Subsidiaries shall deliver or cause to be delivered to the Lender all such instruments and documents (including mortgages, legal opinions, title insurance policies and lien searches) as the Lender shall reasonably request to evidence compliance with this Section.

SECTION 7.9  Obtaining of Permits, Etc.  With respect to Products, each of the Borrower and each of the Subsidiaries will obtain, maintain and preserve, and take all necessary action to timely renew all Permits and accreditations which are necessary in the proper conduct of its business except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 7.10  Product Licenses.  The Borrower and each of the Subsidiaries shall (i) maintain each Key Permit in, or file any notice or registration in, each jurisdiction in which the Borrower or any of its Subsidiaries are required to obtain any Key Permit or to file any notice or registration, in order to sell or distribute the Products and (ii) promptly provide evidence of same to the Lender upon request.

SECTION 7.11  Maintenance of Regulatory Authorizations, Contracts, Intellectual Property, Etc.  With respect to the Products, each of the Borrower and each of its Subsidiaries will (i) maintain in full force and effect all material Regulatory Authorizations, contract rights, authorizations or other rights necessary for the operations of its business; (ii) notify the Lender, promptly after learning thereof, of any material product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, to be undertaken or issued, by the Borrower, any of the Subsidiaries or their respective suppliers whether or not at the request, demand or order of any Governmental Authority or otherwise with respect to any Product, or any basis for undertaking or issuing any such action or item; (iii) maintain in full force and effect or pursue the prosecution of, as the case may be, and pay all costs and expenses relating to, all material Intellectual Property owned or controlled by the Borrower or any of the Subsidiaries, except,  in the event that the Borrower determines in its reasonable commercial judgment not to do so; (iv) notify the Lender, promptly after learning thereof, of any material Infringement or other violation by any Person of its material Intellectual Property and aggressively pursue any such Infringement or other violation except in any specific circumstances where the Borrower or any of its Subsidiaries determines that it is not commercially reasonable to do so; (v) use commercially reasonable efforts to pursue and maintain in full force and effect legal protection for, and protect against Infringement with respect to, all material Intellectual Property, including Patents, owned or controlled by the Borrower or any of the Subsidiaries, except in the event that the Borrower determines in its reasonable commercial judgment not to do so; and (vi) notify the Lender, promptly after learning thereof, of any material claim by any Person that the conduct of the Borrower’s or any of the Subsidiaries’ business (including the development, manufacture, use, sale or other commercialization of any Product) Infringes in any material respect any Intellectual Property of that Person and use commercially reasonable efforts to resolve such claim, except when the Borrower determines in its reasonable commercial judgment not to do so.

SECTION 7.12  Inbound Licenses; Product Agreements.  Each of the Borrower and its Subsidiaries will use commercially reasonable efforts to exclude from (i) any material inbound licenses or covenants not to sue with respect to Intellectual Property (other than over-the-counter or “open-source” software, or other Intellectual Property that is generally and commercially available to the public) and (ii) any material Product Agreements, in each case, entered into after the Closing Date, any provisions that would prohibit or restrict such license or agreement, or rights thereunder, from becoming subject to a security interest in favor of the Lender.

SECTION 7.13  Cash Management.  Each of the Borrower and its Subsidiaries will:

(a)                                 maintain a current and complete list of all accounts (of the type initially set forth on Schedule 6.22) and promptly deliver any updates to such list to the Lender; and, subject to the time periods set forth in Schedule 7.16, execute and maintain an account control agreement for each such account (other than accounts exclusively used for (x) payroll, payroll taxes and other employee wage and benefit programs to or for the benefit of the Borrower’s or a Subsidiary’s employees, which shall in no event hold in the aggregate more than the amount reasonably expected to meet such payroll expenses for the following calendar month, including bonuses and other payments to be paid within the following calendar month (y) the receipt of receivables solely funded by Medicare or Medicaid, which shall in no event hold in the aggregate more than $50,000 and whose total cash balances shall be automatically swept to a Controlled Account (as defined below), on a monthly basis and (z) assets that are subject to a Lien permitted pursuant to Section 8.3 (c) or (m) (collectively, the “Excluded Accounts”)) in form and substance reasonably acceptable to the Lender (each such account, a “Controlled Account”); and

(b)                                 deposit promptly after the date of receipt thereof in accordance with prudent business practices all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other rights and interests into Controlled Accounts, except to the extent permitted to be kept in Excluded Accounts.

SECTION 7.14  [Intentionally omitted]

SECTION 7.15  Product Agreements.  The Borrower and its Subsidiaries will use commercially reasonable efforts not to enter into any (i) amendment with respect to any existing Product Agreement or (ii) new Product Agreement, in each case that contains (a) any provision which restricts or penalizes a security interest in, or the assignment of, any Product Agreements, upon the sale, merger or other disposition of all or a material portion of a Product to which such Product Agreement relates, or (b) any other provision that has or is likely to adversely affect, in any material respect, the Lender’s rights hereunder.

SECTION 7.16  Post-Closing Covenant.  The Borrower and its Subsidiaries will, as promptly as practicable, and in any event within the time periods after the Closing Date specified in Schedule 7.16 or such later date as the Lender agrees to in writing and at its sole discretion, deliver the documents or take the actions specified on Schedule 7.16. Notwithstanding anything in this Agreement or in the other Loan Documents to the contrary, to the extent any representation and warranty in any Loan Document would not be true solely because the actions set forth on Schedule 7.16 were not taken as of the Closing Date, the respective representation and warranty shall not be required to be true and correct in all material respects until the time the respective action is taken (or was required to be taken) in accordance with Schedule 7.16.

ARTICLE VIII
NEGATIVE COVENANTS

The Borrower covenants and agrees with the Lender that until the Termination Date has occurred, the Borrower and the Subsidiaries will perform or cause to be performed the obligations set forth below.

SECTION 8.1  Business Activities.  None of the Borrower or any of its Subsidiaries or any Permitted Joint Venture, will engage in any business activity except those business activities engaged in on the date of this Agreement and any reasonable extensions thereof or any activities reasonably related thereto; provided that the foregoing shall not prohibit the Borrower or any Subsidiary from developing any new products, services or technologies within or related to its general fields of non-invasive genetic testing and prenatal health, utilizing newly developed technologies in such fields or exploiting any existing Products in new territories or for different purposes.

SECTION 8.2  Indebtedness.  None of the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Indebtedness, other than:

(a)                                 Indebtedness in respect of the Obligations;

(b)                                 [Intentionally omitted]

(c)                                  Indebtedness existing as of the Closing Date which is identified in Schedule 8.2(c);

(d)                                 unsecured Indebtedness in respect of performance, surety or appeal bonds or any warranty or contractual service obligations, performance, surety, statutory, appeal, bid or completion of performance guarantees or similar obligations, in each case provided in the ordinary course of business in an aggregate amount at any time outstanding not to exceed $7,000,000;

(e)                                  Purchase Money Indebtedness and Capitalized Lease Liabilities, and Refinancings thereof, in a principal amount not to exceed $3,000,000 in the aggregate outstanding at any time, and, without duplication, Contingent Liabilities incurred in connection therewith;

(f)                                   Permitted Subordinated Indebtedness;

(g)                                  Indebtedness of any Subsidiary or the Borrower owing to the Borrower or any Subsidiary;

(h)                                 other Indebtedness of the Borrower and the Subsidiaries in an aggregate amount at any time outstanding not to exceed $7,000,000;

(i)                                     Indebtedness and related guarantees incurred as a result of endorsing negotiable instruments in the ordinary course of business;

(j)                                    [Intentionally omitted]

(k)                                 Indebtedness with respect to outstanding letters of credit posted in the ordinary course of business, provided the outstanding principal amount of such Indebtedness shall not exceed $3,000,000 in the aggregate at any time;

(l)                                     Indebtedness in connection with corporate credit cards, purchasing cards or bank card products in an aggregate principal amount at any time outstanding not to exceed $3,000,000;

(m)                             Indebtedness in respect of any agreement providing for treasury, depositary, or cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions, securities settlements, foreign exchange contracts, assumed settlement, netting services, overdraft protections and other cash management, intercompany cash pooling and similar arrangements, in each case in the ordinary course of business;

(n)                                 advances or deposits in the ordinary course of business from customers, vendors or partners and not constituting Indebtedness for borrowed money;

(o)                                 workers’ compensation claims, payment obligations in connection with health, disability or other types of social security benefits, unemployment or other insurance obligations, reclamation and statutory obligations, in each case incurred in the ordinary course of Borrower’s or its Subsidiaries’ business;

(p)                                 Indebtedness incurred in an aggregate principal amount of up to $[*]for the sole purposes of giving effect to and supporting a certain [*] agreement with a Third Party previously disclosed to the Lender, and the terms of such Indebtedness and any intercreditor or subordination agreement with the Lender relating to such Indebtedness shall each be in form and substance satisfactory to the Lender; and

(q)                                 to the extent constituting Indebtedness, customary indemnification and purchase price adjustments or similar obligations incurred or assumed in connection with Investments and Dispositions otherwise permitted hereunder.

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

provided that, no Indebtedness otherwise permitted by clauses (c) (to the extent of drawings thereunder after Closing Date), (e), (f), (h), (j) or (p) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

SECTION 8.3  Liens.  None of the Borrower or any of the Subsidiaries will create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except:

(a)                                 Liens securing payment of the Obligations;

(b)                                 [Intentionally omitted]

(c)                                  Liens existing as of the Closing Date and disclosed in Schedule 8.3(c) securing Indebtedness described in clause (c) of Section 8.2; provided that, no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Closing Date (as such Indebtedness may have been permanently reduced subsequent to the Closing Date);

(d)                                 Liens securing payment of Permitted Subordinated Indebtedness that are (i) subordinate to the Liens securing payment of the Obligations and all other Indebtedness owing from the Borrower or the Subsidiaries to the Lender and (ii) subject to a written subordination agreement satisfactory to the Lender in its sole discretion;

(e)                                  Liens securing Indebtedness of the Borrower or the Subsidiaries permitted pursuant to Section 8.2(e) (provided that (i) such Liens shall be created within 180 days of the acquisition of the assets financed with such Indebtedness and (ii) such Liens do not at any time encumber any property other than the property so financed;

(f)                                   Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(g)                                  Cash deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

(h)                                 judgment Liens in existence for less than 60 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 9.1(f);

(i)                                     easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

(j)                                    Liens for Taxes not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(k)                                 licenses and/or sublicenses of Intellectual Property otherwise permitted under this Agreement or the other Loan Documents, and restrictions under licenses of Intellectual Property entered into in the ordinary course of business pursuant to which the Borrower or any of its Subsidiaries is a licensee;

(l)                                     banker’s liens, rights of setoff and Liens in favor of financial institutions incurred made in the ordinary course of business arising in connection with the Borrower’s or any Subsidiary’s deposit accounts or securities accounts held at such institutions to secure solely payment of fees and similar costs and expenses and provided such accounts are maintained in compliance with Section 7.13(a) hereof;

(m)                             Liens on cash and Cash Equivalent Investments (and/or cash collateral) not to exceed $3,000,000 in the aggregate securing Indebtedness permitted under Section 8.2(k);

(n)                                 licenses or sublicenses, leases or subleases of property granted in the ordinary course of the Borrower’s or its Subsidiary’s business;

(o)                                 the interests of lessors under operating leases;

(p)                                 Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;

(q)                                 Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets); and

(r)                                    other Liens securing Indebtedness or other obligations of the Borrower and the Subsidiaries in an aggregate amount at any time outstanding not to exceed $1,000,000;

The Lender agrees to execute and deliver such collateral subordination agreements and related documents as reasonably requested of it to confirm the priority of the Liens permitted pursuant to clauses (e) and (m) of Section 8.3.

SECTION 8.4  Minimum Net Revenues.  The Borrower shall not permit the Net Revenue for any Fiscal Quarter to be less than $30,000,000. In the event the Net Revenue for any Fiscal Quarter is less than $30,000,000, the Borrower may cure such default by prepaying the Loans in a principal amount equal to $30,000,000 minus the actual Net Revenue for such Fiscal Quarter, together with all accrued and unpaid interest thereon and the applicable Repayment Premium; provided, that the Borrower may exercise such cure right no more than two times in any Fiscal Year and no more than six times during the term of this Agreement. To make such prepayment, the Borrower shall deliver an irrevocable written notice to the Lender no later than the date for delivery of the Compliance Certificate applicable to such Fiscal Quarter pursuant to Section 7.1(d), and such notice shall specify the date of prepayment (which shall be a Business Day and in no event be later than three Business Days after the date of such notice). Notwithstanding anything to the contrary in Article IX or in any other Loan Document, after receipt of written notice from the Borrower of the Borrower’s intention to cure a default under this Section 8.4 and (a) until the date of prepayment, the Lender shall not have any right to declare all or any portion of the Commitment to make Loans permanently terminated, declare all or any portion of the unpaid principal amount of any outstanding Loans, interest accrued and unpaid thereon, and all amounts owing or payment hereunder or under the Loan Documents immediately due and payable, or take any other action it is otherwise entitled to take under the Loan Documents or applicable law (including any right to foreclose on or take possession of Collateral) solely on the basis of an Event of Default having occurred and being continuing under Section 9.1 due to failure by the Borrower to comply with the financial covenant set forth in this Section 8.4; provided, however, if such an Event of Default has occurred and is continuing during such period and unless and until a prepayment is made in accordance with this Section 8.4, the Lender shall not be required to advance any Loan under this Agreement, and (b) upon the making of a prepayment in accordance with this Section 8.4, any Default or Event of Default arising solely due to the failure by the Borrower to comply with the financial covenant set forth in this Section 8.4 shall be deemed to be cured as of the last day of the Fiscal Quarter and solely for the Fiscal Quarter that is the subject of such prepayment.

SECTION 8.5  Investments.  None of the Borrower or any of the Subsidiaries will purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

(a)                                 Investments existing on the Closing Date and identified in Schedule 8.5(a);

(b)                                 Cash Equivalent Investments;

(c)                                  Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(d)                                 Investments consisting of any deferred portion of the sales price received by the Borrower or any of the Subsidiaries in connection with any Disposition permitted under Section 8.8;

(e)                                  Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

(f)                                   Investments consisting of travel advances and employee relocation loans, and other employee loans and advances in the ordinary course of business, not to exceed $1,000,000 in the aggregate outstanding at any given time;

(g)                                  Investments consisting of loans to employees, officers, or directors relating to the purchase of equity securities of the Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Borrower’s Board of Directors, not to exceed the aggregate amount of $1,000,000 in any Fiscal Year;

(h)                                 Investments permitted pursuant to the definition of Permitted Joint Ventures;

(i)                                     Investments of the Borrower or any Subsidiary in the Borrower or any Guarantor;

(j)                                    Permitted Acquisitions and Investments acquired as a result of a Permitted Acquisition to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence prior to the date of such Permitted Acquisition;

(k)                                 Investments in Subsidiaries that are not Guarantors, in an amount not to exceed, together with Investments in Permitted Joint Ventures, $15,000,000;

(l)                                     other Investments in an amount not to exceed $2,000,000 in the aggregate outstanding at any given time;

(m)                             any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

(n)                                 Investments consisting of security deposits with utilities, landlords and other like Persons made in the ordinary course of business; and

(o)                                 Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

SECTION 8.6  Restricted Payments, Etc.  Without the prior written consent of the Lender, none of the Borrower or any of the Subsidiaries will declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than

(a)                                 Restricted Payments made by the Borrower or Subsidiaries to the Borrower or any Subsidiaries;

(b)                                 the declaration and payment of dividends by the Borrower with respect to its capital stock payable solely in additional shares of its Capital Securities;

(c)                                  payments in respect of the repurchase of Capital Securities from former officers, directors, employees, consultants or other holders of Capital Securities of the Borrower and its Subsidiaries in connection with the termination of such Persons’ services or pursuant to stock repurchase plans or agreements, employee stock option agreements, restricted stock agreements, equity incentive plans or other similar agreements or plans, not to exceed an aggregate amount of $250,000 in any Fiscal Year; and

(d)                                 the conversion of convertible securities into Qualified Capital Securities pursuant to the terms of such convertible securities or otherwise in exchange thereof.

SECTION 8.7  Consolidation, Merger; Permitted Acquisitions, Etc.  None of the Borrower or any of the Subsidiaries will liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), other than in connection with a Permitted Acquisition, except that, so long as no Event of Default has occurred and is continuing (or would occur), any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any Subsidiary that is a Guarantor; and provided further, in connection with any Permitted Acquisition, the Borrower or any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, so long as (i) the Person surviving such merger with any Subsidiary shall be a direct or indirect Wholly-Owned Subsidiary of the Borrower and a Guarantor, and (ii) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving Person.

SECTION 8.8  Permitted Dispositions.  None of the Borrower or any of the Subsidiaries will Dispose of any of its assets (including accounts receivable and Capital Securities of Subsidiaries) to any Person in one transaction or series of transactions unless such Disposition is:

(a)                                 inventory, and non-exclusive licenses of Intellectual Property in connection therewith, or obsolete, damaged, worn out or surplus property (including fixed assets no longer used or useful in the business of the Borrower and its Subsidiaries at the time of such Disposition) Disposed of in the ordinary course of its business;

(b)                                 a transaction permitted by Section 8.6 or Section 8.7;

(c)                                  from the Borrower or a Subsidiary to the Borrower or another Guarantor (provided that the transferee takes such actions as the Lender may reasonably request to ensure the perfection and priority of the Liens in favor of the Lender over such transferred assets);

(d)                                 a license for the use of the Intellectual Property of the Borrower, or any of its Subsidiaries which does not result in a legal transfer of title of the licensed Intellectual Property but that may be exclusive in respects other than territory, including but not limited to field of use, and that may be exclusive as to territory only as to discrete geographical areas outside of the United States;

(e)                                  pursuant to the definition of Permitted Joint Venture;

(f)                                   any Disposition of cash that is not otherwise prohibited by the Loan Documents;

(g)                                  a disposition consisting of the sale, transfer, assignment or other disposition of unpaid and overdue accounts receivable in connection with the collection, compromise or settlement thereof in the ordinary course of business and not as part of a financing transaction;

(h)                                 a disposition of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds (determined on an after-tax basis) of such disposition are applied to the purchase price of such replacement;

(i)                                     a disposition resulting from Casualty Events; or

(j)                                    other Dispositions that are on fair market value terms in an arms-length transaction; provided that (A) in no event shall the aggregate cumulative amount of cash and noncash consideration payable in connection with Dispositions pursuant to this clause (j) exceed $10,000,000, (B) not less than 75% of the aggregate sales price from any one such Disposition shall be paid in cash at the closing of such Disposition or within 30 days thereafter, (C) immediately prior to and immediately after giving effect to any such Disposition, there does not exist a Default, and (D) in connection with any Disposition permitted by this clause (j) where the cash and noncash consideration (whether in one or a series of transactions) exceeds $2,000,000, an Authorized Officer of the Borrower delivers a certificate to the Lender to the effect that each of clauses (A) through C) of this definition has been satisfied.

SECTION 8.9  Modification of Certain Agreements.  None of the Borrower or any of the Subsidiaries will consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to, the terms or provisions contained in (i) any Organic Documents of the Borrower or any of the Subsidiaries, if the result would have a adverse effect (other than immaterial effects) on the rights or remedies of the Lender under this Agreement or any Loan Document, or (ii) any agreement governing any Permitted Subordinated Indebtedness, if the result would shorten the maturity date thereof or advance the date on which any cash payment is required to be made thereon or would otherwise change any terms thereof in a manner adverse (other than immaterial effects) to the Lender.

SECTION 8.10  Transactions with Affiliates.  None of the Borrower or any of the Subsidiaries will enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its Affiliates, unless such arrangement, transaction or contract is:

(a)                                 between or among the Borrower or any of its Subsidiaries;

(b)                                 provides normal and reasonable compensation, benefits, reimbursement of expenses and indemnification to, and other employment arrangements with, officers, directors and employees;

(c)                                  is a cash Investment in the Borrower or consists of the issuance of Capital Securities to Affiliates in exchange for cash;

(d)                                 is between or among the Borrower or any of its Subsidiaries on the one hand and a Permitted Joint Venture on the other hand and is not otherwise prohibited hereunder;

(e)                                  Investments permitted pursuant to Sections 8.5(f) or (g);

(f)                                   a transaction listed on Schedule 6.19; or

(g)                                  (i) is on fair and reasonable terms no less favorable to the Borrower or any Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not one of its Affiliates and (ii) is of the kind which would be entered into by a prudent Person in its position with a Person that is not one of its Affiliates.

SECTION 8.11  Restrictive Agreements, Etc.  None of the Borrower or any of the Subsidiaries will enter into any agreement prohibiting (i) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, (ii) the ability of the Borrower or any of the Subsidiaries to amend or otherwise modify any Loan Document, or (iii) the ability of the Borrower or any Subsidiary to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.  The foregoing prohibitions shall not apply to restrictions contained (x) in any Loan Document, (y) in the case of clause (i), (A) contained in any agreement governing any Indebtedness permitted by clauses (c), (e), or (k) of Section 8.2 as to the assets financed with the proceeds of such Indebtedness and secured by Liens permitted by clauses (e) or (k) of Section 8.3, or (B) contained in any agreement governing an Indebtedness permitted by clause (j) of Section 8.2, or (C) with respect to restrictions on assignment customarily found in leases, licenses and other contracts, or (z) in the case of clause (iii), any Indebtedness permitted by clauses (e) or (f) of Section 8.2.

SECTION 8.12  Sale and Leaseback.  None of the Borrower or any of the Subsidiaries will directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person (other than Tangible Fixed Assets).

SECTION 8.13  Change in Name, Location or Executive Office or Executive Management; Change in Fiscal Year.  None of the Borrower or any of the Subsidiaries will:

(a)                                 without 20 days’ prior written notice to the Lender, (i) change its legal name or any trade name used to identify it in the conduct of its business or ownership of its properties, (ii) relocate its chief executive office, principal place of business or any office in which it maintains books or records relating to its business (including the establishment of any new office or facility), or (iii) change its federal taxpayer identification number or organizational number (or equivalent);

(b)                                 replace its chief executive officer or chief financial officer without written notification to the Lender within 20 days thereafter;

(c)                                  change its jurisdiction of organization or legal structure; or

(d)                                 change its Fiscal Year or any of its Fiscal Quarters.

SECTION 8.14  Benefit Plans and Agreements.  Except as would not reasonably be expected to, individually or in the aggregate, result in Material Adverse Effect, none of the Borrower or any Subsidiary will (a) become the sponsor of, contribute to, be required to contribute to or otherwise incur actual or potential liability with respect to, any Benefit Plan, (b) cause any “employee benefit plan,” as defined in section 3(3) of ERISA, that (i) provides retirement benefits, (ii) is sponsored by the Borrower, any Subsidiary, or, with respect to any such plan that is subject to section 412 of the Code, section 302 of ERISA or Title IV of ERISA, any of their ERISA Affiliates, and (iii) is intended to be tax-qualified under section 401(a) of the Code to cease to be tax qualified, (c) cause the assets of any tax-qualified retirement plan described in the preceding clause (ii) to become invested in Capital Securities of the Borrower or (d) cause any “employee benefit plan” (as defined in section 3(3) of ERISA) sponsored, maintained, contributed to or required to be contributed to by the Borrower or any Subsidiary to fail to comply with its terms and applicable law.

ARTICLE IX
EVENTS OF DEFAULT

SECTION 9.1  Listing of Events of Default.  Each of the following events or occurrences described in this Article shall constitute an “Event of Default”.

(a)                                 Non-Payment of Obligations.  The Borrower shall default in the payment or prepayment when due of (i) any principal of or interest on any Loan, or (ii) any fee described in Article III or any other monetary Obligation, and in the case of clause (ii) such default shall continue unremedied for a period of three Business Days after such amount was due.

(b)                                 Breach of Warranty.  Any representation or warranty made or deemed to be made by the Borrower or any of the Subsidiaries in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

(c)                                  Non-Performance of Certain Covenants and Obligations.  The Borrower or any Subsidiary shall default in the due performance or observance of any of its obligations under (i) Section 7.1(b), (c), (d), (e), (j), or (k), Section 7.7, or Article VIII, or (ii) any clause under Section 7.1 other than those referenced in the foregoing clause (i) and such default shall continue unremedied for a period of 10 days after the earlier to occur of (A) notice thereof given to the Borrower by the Lender or (B) the date on which the Borrower has knowledge of such default.

(d)                                 Non-Performance of Other Covenants and Obligations.  The Borrower or any Subsidiary shall default in the due performance and observance of any other covenant, obligation or agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof given to the Borrower by the Lender or (ii) the date on which the Borrower has knowledge of such default.

(e)                                  Default on Other Indebtedness.  A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness  of the Borrower or any of the Subsidiaries having a principal or stated amount, individually or in the aggregate, in excess of $2,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

(f)                                   Judgments.  Any judgment or order for the payment of money individually or in the aggregate in excess of $2,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against the Borrower or any of the Subsidiaries and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal or paid within 60 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

(g)                                  Change in Control.  Any Change in Control shall occur.

(h)                                 Bankruptcy, Insolvency, Etc.  The Borrower or (except as permitted pursuant to Section 8.7) any of the Subsidiaries shall

(i)                                     become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

(ii)                                  apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

(iii)                               in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that, the Borrower and each Subsidiary hereby expressly authorizes the Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

(iv)                              permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower or any Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that, the Borrower and each Subsidiary hereby expressly authorizes the Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents; or

(v)                                 take any action authorizing, or in furtherance of, any of the foregoing.

(i)                                     Impairment of Security, Etc.  Any Loan Document shall (except in accordance with its terms) terminate or the terms thereof shall cease to be the legally valid, binding and enforceable obligation of the Borrower or any Subsidiary thereto; the Borrower or any Subsidiary shall contest in any manner such validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in any material part, cease to be a perfected first priority Lien.

(j)            Key Permit Events.  Any Key Permit or any of the Borrower’s or any Subsidiary’s rights or interests thereunder is terminated or amended in any manner that could reasonably be expected to result in a Material Adverse Effect.

(k)           Material Adverse Change. Any circumstance (other than any settlement agreement entered into by the Borrower or any of its Subsidiaries with the FDA, CMS or any other Governmental Authority pertaining to a matter and on terms consistent with those previously disclosed to the Lender) occurs that has had or would reasonably be expected to cause a Material Adverse Effect.

(l)            Regulatory Matters. If any of the following occurs and has had or would reasonably be expected to have or result in a Material Adverse Effect: (i) the FDA, CMS, EMA or any other Governmental Authority (A) issues a letter or other communication asserting that any Product lacks a required Regulatory Authorization or (B) initiates enforcement action against, or issues a warning letter with respect to, the Borrower or any of the Subsidiaries, or any of their Products or the manufacturing facilities therefor, that causes the Borrower or such Subsidiary to discontinue marketing or withdraw any of its material Products, or causes a material delay in the manufacture or offering of any of its material Products, which discontinuance, withdrawal or delay could reasonably be expected to last for more than three months; (ii) a recall; or (iii) the Borrower or any of its Subsidiaries enters into a settlement agreement (other than any settlement agreement pertaining to a matter and on terms consistent with those previously disclosed to the Lender) with the FDA, CMS or any other Governmental Authority.

SECTION 9.2  Action if Bankruptcy.  If any Event of Default described in clauses (i) through (iv) of Section 9.1(h) with respect to the Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of the Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand to any Person.

SECTION 9.3  Action if Other Event of Default.  If any Event of Default (other than any Event of Default described in clauses (i) through (iv) of Section 9.1(h)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender may, by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of the Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and the Commitments shall terminate.

ARTICLE X
MISCELLANEOUS PROVISIONS

SECTION 10.1  Waivers, Amendments, Etc.  The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Lender and the Borrower.

No failure or delay on the part of the Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.  No notice to or demand on the Borrower or any of the Subsidiaries in any case shall entitle it or any of them to any notice or demand in similar or other circumstances.  No waiver or approval by the Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions.  No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

SECTION 10.2  Notices; Time.  All notices and other communications provided under any Loan Document shall be in writing or by facsimile or by email and addressed, delivered or transmitted, if to the Borrower or the Lender, to the applicable Person at its address or facsimile number or email address set forth on Schedule 10.2 hereto, or at such other address or facsimile number as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter; and any notice, if transmitted by email, shall be deemed given when transmitted if transmitted during normal business hours on a Business Day and shall be deemed given at the opening of business on the subsequent Business Day if transmitted after normal business hours.  Documents required to be delivered pursuant to Section 7.1 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) the Borrower posts such documents, or provides a link thereto on the Borrower’s website or the Internet at the following website address: [*], or (ii) such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Lender has access (whether a commercial or third-party website), and in each case an email with a link to such posting has been provided to the Lender’s email addresses set forth on Schedule 10.2 heretofore.  Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.

SECTION 10.3  Payment of Costs and Expenses.  [*]

(a)           [*]; and

(b)           [*].

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

The Borrower further agrees to pay, and to hold the Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Loans or the issuance of the Note.  The Borrower also agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal expenses of counsel to the Lender) incurred by the Lender in connection with (x) the negotiation of any restructuring or “work-out” with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

SECTION 10.4  Indemnification.  In consideration of the execution and delivery of this Agreement by the Lender, the Borrower hereby indemnifies, agrees to defend, exonerates and holds the Lender and each of its officers, directors, employees and agents (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, obligations and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ and professionals’ fees and disbursements, whether incurred in connection with actions between the parties hereto or between the parties hereto and third parties (collectively, the “Indemnified Liabilities”), including, without limitation, Indemnified Liabilities arising out of or relating to (i) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Lender pursuant to Article V not to fund any Loan as a consequence of the Borrower’s failure to satisfy the conditions set forth therein), and (ii) any Environmental Liability; provided that the Borrower shall have no obligation or liability under this Section 10.4 with respect to any Indemnified Liabilities that arise from or are the direct result of an Indemnified Party’s gross negligence or willful misconduct.  If and to the extent that the foregoing indemnification may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

SECTION 10.5  Survival.  The obligations of the Borrower under Section 4.1, Section 4.2, Section 4.3, Section 10.3 and Section 10.4, shall in each case survive any assignment by the Lender and the occurrence of the Termination Date.  The representations and warranties made by the Borrower in each Loan Document shall survive the execution and delivery of such Loan Document.

SECTION 10.6  Severability.  Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 10.7  Headings.  The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

SECTION 10.8  Execution in Counterparts, Effectiveness, Etc..  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.  This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Lender, shall have been received by the Lender.  Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 10.9  Governing Law; Entire Agreement.  EACH LOAN DOCUMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 10.10  Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Borrower may not assign or transfer its rights or obligations hereunder without the consent of the Lender; provided, further, that the Lender may not assign or transfer its rights or obligations hereunder or under the other Loan Documents to a Competitor of the Borrower without the prior written consent of the Borrower.

SECTION 10.11  Other Transactions.  Nothing contained herein shall preclude the Lender, from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

SECTION 10.12  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH OF THE BORROWER AND THE LENDER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2.  EACH OF THE BORROWER AND THE LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT EITHER THE BORROWER OR THE LENDER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER AND THE LENDER, EACH ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 10.13  Waiver of Jury Trial.  THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF

DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER IN CONNECTION THEREWITH.  THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE LOAN DOCUMENTS.

SECTION 10.14  Confidential Information.  Subject to the provisions of Section 10.15, at all times prior to the fifth anniversary of the Termination Date, the Receiving Party shall keep confidential and shall not publish or otherwise disclose any Confidential Information furnished to it by the Disclosing Party, except to those of the Receiving Party’s employees, advisors or consultants who have a need to know such information to assist such Party in the performance of such Party’s obligations or in the exercise of such Party’s rights hereunder and who are subject to obligations of confidentiality consistent with these provisions (collectively, “Recipients”).  Notwithstanding anything to the contrary set forth herein, (a) the Lender may disclose this Agreement and the terms and conditions hereof and any information related hereto, other than to any Competitor of the Borrower or any of its Subsidiaries, to (i) its Affiliates, (ii) potential and actual assignees of any of the Lender’s rights hereunder and (iii) potential and actual investors in, or lenders to, the Lender (including, in each of the foregoing cases, such Person’s employees, advisors or consultants); provided that in each case, each such Recipient shall be subject to reasonable obligations of confidentiality; and (b) the Borrower may disclose this Agreement and the terms and conditions hereof and information related hereto, to potential or actual permitted acquirers or assignees, collaborators and other (sub)licensees, permitted subcontractors, investment bankers, investors, lenders (including, in each of the foregoing cases, such Person’s employees, advisors or consultants who have a need to receive and review such information); provided that in each case, each such Recipient shall be subject to reasonable obligations of confidentiality.  In addition to the foregoing, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party (including the Loan Documents and the terms and conditions thereof) to the extent (and only to the extent) such disclosure is reasonably necessary in order to comply with applicable laws (including any securities law or regulation or the rules of a securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance, provided that the Receiving Party (x) will only disclose those portions of the Confidential Information that are necessary or required to be so disclosed, (y) to the extent legally permissible, will notify the Disclosing Party of the Receiving Party’s intent to make any disclosure pursuant thereto, and (z) to the extent reasonably practicable, the Receiving Party shall provide such notice in advance of the disclosure so as to allow the Disclosing Party an opportunity to seek (at the Disclosing Party’s sole expense) a protective order or other appropriate remedy; provided, however, that no such notice will be required in respect of disclosures of Confidential Information to regulatory authorities having or claiming to have jurisdiction over the Receiving Party in connection with routine regulatory examinations.  In the event that no such protective order or other remedy is obtained or that the Disclosing Party waives compliance with the provisions hereof, the Receiving Party and its representatives may disclose such Confidential Information as may be required or requested pursuant to such laws or judicial process.

SECTION 10.15  Exceptions to Confidentiality. The Receiving Party’s obligations set forth in this Agreement shall not extend to any Confidential Information of the Disclosing Party:

(a)           that is or hereafter becomes part of the public domain (other than as a result of a disclosure by the Receiving Party or its Recipients in violation of this Agreement);

(b)           that is received from a Third Party without restriction on disclosure and without, to the knowledge of the Receiving Party, breach of any agreement between such Third Party and the Disclosing Party;

(c)           that the Receiving Party can demonstrate by competent evidence was already in its possession without any limitation on disclosure prior to its receipt from the Disclosing Party;

(d)           that is generally made available to Third Parties by the Disclosing Party without restriction on disclosure; or

(e)           that the Receiving Party can demonstrate by competent evidence was independently developed by the Receiving Party without use of or reference to the Confidential Information.

SECTION 10.16  Register.  The Borrower hereby designates Orbimed Royalty Opportunities II, LP to serve as its agent (and such agency being solely to the extent required for Tax purposes) to maintain a register (the “Register”) on which it will record the name and address of the Lender, and the Commitment of, and principal amount (and stated interest) of the Loans owing to the Lender pursuant to the terms hereof from time to time.  The entries in the Register shall be conclusive (absent manifest error), and the Borrower and the Lender shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, at any reasonable time and from time to time upon reasonable prior notice.

[ Signature Page Follows ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NATERA, INC.,
as the Borrower

By:	/s/ Michael Brophy
	Name:	Michael Brophy
	Title:	Chief Financial Officer

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as the Lender

By OrbiMed Advisors LLC,
its investment manager

By:	/s/ Samuel Isaly
	Name:	Samuel D. Isaly
	Title:	Managing Member

[ Signature Page to Credit Agreement ]

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULES TO CREDIT AGREEMENT

Schedule 1.1                           Competitors

Sequenom, Inc.

Laboratory Corporation of America Holdings

Illumina, Inc.

Verinata Health Inc.

Ariosa, Inc.

Counsyl, Inc.

Quest Diagnostics Incorporated

Premaitha Health PLC

Beijing Genomics Institute

Berry Genomics Co., Ltd.

Progenity, Inc.

LifeCodexx AG

Synlab International GmbH

Multiplicom N.V.

Bio-Reference Laboratories, Inc.

Good Start Genetics, Inc.

Invitae Corp.

Recombine Inc.

NxGen MDx LLC

GenPath Diagnostics

Cord Blood Registry

ViaCord

Cryo-Cell International, Inc.

CorCell Companies, Inc.

LifeBankUSA

Roche Molecular Systems Inc.

GRAIL

Guardant Health, Inc.

Personal Genome Diagnostics, Inc.

Foundation Medicine, Inc.

Genomic Health Inc.

Schedule 1.2         Tangible Fixed Assets

[See Attached]

CONFIDENTIAL TREATMENT REQUESTED

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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[*]	[*]	[*]	[*]	[*]	[*]	[*]
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	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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[*]* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Schedule 6.7(a)                                    Litigation

None.

Schedule 6.8                           Existing Subsidiaries

Subsidiary	Direct & indirect owner(s)
Natera International, Inc.	Natera, Inc.
NSTX, Inc.	Natera, Inc.

Schedule 6.10           Taxes

None.

Schedule 6.15(a)                             Intellectual Property

[See Attached]

TRADEMARKS

Registered Trademarks

Country	Mark	Registration No.	Registration Date
Argentina	NATERA	2793701	Mar-23-2016
Argentina	NATERA	2793702	Mar-23-2016
Argentina	NATERA	2793700	Mar-23-2016
Argentina	PANORAMA	2662678	Jul-11-2014
Australia	NATERA	1494690	Jun-05-2012
Australia	PANORAMA	1555711	May-08-2013
Australia	POWERED BY SNPS	1628725	Jun-17-2014
Brazil	NATERA	840152671	Jun-30-2015
Brazil	PANORAMA	840509707	Feb-02-2016
Brazil	PANORAMA	840509723	Feb-02-2016
Canada	NATERA	TMA904282	May-22-2015
Canada	PANORAMA	TMA936551	May-02-2016
Canada	POWERED BY SNPS	TMA909952	Jul-30-2015
China	NATERA	11022636	Aug-14-2015
China	NATERA	11022635	Jan-07-2014
China	PANORAMA	12552423	Oct-07-2014
China	PANORAMA	12552422	Mar-14-2015
European Community	CONSTELLATION	014052708	Sep-14-2015
European Community	NATERA	10930469	Oct-30-2012
European Community	PANORAMA	011801297	Oct-03-2013
European Community	POWERED BY SNPS	013001037	Nov-07-2014
Hong Kong	PANORAMA	303405014AB	Apr-15-2016
Israel	NATERA	274532	Apr-06-2017
Israel	PANORAMA	255562	Jul-02-2015
Japan	NATERA	5521348	Sep-14-2012
Japan	PANORAMA	5717619	Nov-14-2014
Republic of Korea	NATERA	41-0392401	Mar-27-2017
Republic of Korea	PANORAMA	450051329	Sep-30-2014

Malaysia	NATERA	201505822	May-26-2015
Malaysia	NATERA	2015058021	Jan-20-2017
Malaysia	PANORAMA	2015057528	Apr-08-2016
Malaysia	PANORAMA	2015057530	Apr-15-2016
Mexico	NATERA	1663298	Aug-11-2016
Mexico	NATERA	1582345	Oct-20-2015
Mexico	PANORAMA	1444991	Mar-31-2014
Peru	NATERA	00011277	Aug-07-2015
Peru	PANORAMA	79720	Dec-18-2013
Russian Federation	NATERA	506143	Feb-11-2014
Russian Federation	PANORAMA	518969	Jul-29-2014
Singapore	NATERA	40201508229Q	May-15-2015
Singapore	PANORAMA	40201508236X	May-15-2015
South Africa	PANORAMA	2013/12156	Mar-31-2016
South Africa	PANORAMA	2013/12155	Mar-31-2016
Switzerland	NATERA	678959	Oct-09-2015
Switzerland	PANORAMA	675238	Jul-07-2015
United States of America	ANORA	4782949	Jul-28-2015
United States of America	NATERA	4203883	Sep-04-2012
United States of America	PANORAMA	4846375	Nov-03-2015
United States of America	PANORAMA	4795748	Aug-18-2015
United States of America	POWERED BY SNPS	4683645	Feb-10-2015
United States of America	PRENATUS	4377165	Jul-30-2013
United States of America	SPECTRUM	4804768	Sep-01-2015

Pending Trademark Applications

Country	Trademark	Application No.	Application Date
Brazil	NATERA	840152647	Jun-05-2012
Canada	EVERCORD	1826662	Mar-10-2017
Hong Kong	NATERA	303405023	May-12-2015

India	NATERA	2343007	Jun-05-2012
India	PANORAMA	2527919	May-09-2013
South Africa	NATERA	2015/12170	May-12-2015
South Africa	NATERA	2015/12169	May-12-2015
Thailand	NATERA	991350	Jun-23-2015
Thailand	NATERA	991349	Jun-23-2015
Thailand	PANORAMA	991352	Jun-23-2015
Thailand	PANORAMA	991351	Jun-23-2015
United States of America	CONSTELLATION	86/634580	May-19-2015
United States of America	EVERCORD	87/193621	Oct-05-2016
United States of America	NATERA	87/472240	Jun-01-2017

PATENTS

Title	Publication No.	Application No.	Filing Date	Country	Status	Patent No	Issue Date	Expiration Date	Owner
SYSTEM AND METHOD FOR IMPROVING CLINICAL DECISIONS BY AGGREGATING, VALIDATING AND ANALYSING GENETIC AND PHENOTYPIC DATA	US-2006-0052945-A1	11/004,274	12/3/2004	US	Issued	8024128	9/20/2011	Dec. 3, 2024	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2006318425	11/22/2006	Australia	Issued	2006318425	8/15/2013	11/22/2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2013202555	11/22/2006	Australia	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2,632,230	11/22/2006	Canada	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS	101346724	200680049316.3	11/22/2006	China	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMSOME COPY NUMBER	101790731	200880016123.7	3/17/2008	China	Issued	ZL200880016123.7	11/6/2013	3/17/2028	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS	1960929	06838311.6	11/22/2006	EP	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		11175867.8	11/22/2006	EP	Issued	2437191	4/26/2017	11/22/2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS	3012760	15199388.8	11/22/2006	EP	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING GENETIC, PHENTOYPIC AND CLINICAL DATA TO MAKE PREDICTIONS	HK1125195	09102141.5	3/5/2009	Hong Kong	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		16112262.8	10/25/2016	Hong Kong	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2008-542450	11/22/2006	Japan	Issued	6121642	4/7/2017	11/22/2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS	JP2016-184429A	2016-117074	11/22/2006	Japan	Published				Natera

METHOD FOR DETERMINING THE NUMBER OF COPIES OF A CHROMOSOME IN THE GENOME OF A TARGET INDIVIDUAL USING GENETIC DATA FROM GENETICALLY RELATED	US20070184467A1	11/603,406	11/22/2006	US	Issued	8532930	9/10/2013	Nov. 22, 2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMOSOME COPY NUMBER	US20080243398A1	12/076,348	3/17/2008	US	Issued	8515679	8/20/2013	Mar. 17, 2028	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	US 2013-0253369 A1	13/793,133	3/11/2013	US	Issued	9424392	8/23/2016	Mar. 11, 2033	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	US 2013-0252824 A1	13/793,186	3/11/2013	US	Issued	8682592	3/25/2014	Mar. 11, 2033	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMOSOME COPY NUMBER	US 2014-0032128 A1	13/949,212	7/23/2013	US	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	US 2014-0087385 A1	14/092,457	11/27/2013	US	Issued	9430611	8/30/2016	Nov. 27, 2033	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	US-2016-0298188-A1	15/187,555	6/20/2016	US	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	2016-0369345 A1	15/191,197	6/23/2016	US	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	2017-0029893-A1	15/293,257	10/13/2016	US	Issued	9695477	7/4/2017	10/13/2036	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMOSOME COPY NUMBER		15/413,200	1/23/2017	US	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMOSOME COPY NUMBER	US-2017-0166971-A1	15/446,778	3/1/2017	US	Published				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING		2016200643	2/2/2016	Australia	Pending				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING		2,731,991	8/4/2009	Canada	Pending				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	CN 102171565A	200980139431.3	8/4/2009	China	Issued	ZL200980139431.3	4/29/2015	8/4/2029	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	CN 104732118 A	CN201510180799.1	8/4/2009	China	Pending				Natera

METHODS FOR ALLELE CALLING AND PLOIDY CALLING		09805452.1	8/4/2009	EP	Issued	2321642	1/11/2017	8/4/2029	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	HK1159248	11113782.2	12/21/2011	Hong Kong	Issued	HK1159248	1/15/2016	12/21/2031	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	US 2013-0225422A1	13/846,111	3/18/2013	US	Issued	9639657	5/2/2017	Mar. 18, 2033	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	2016-0371432A1	15/257,836	9/6/2016	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2011255641	5/18/2011	Australia	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2015252046	5/18/2011	Australia	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2011358564	11/18/2011	Australia	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING		2011348100	12/22/2011	Australia	Issued	2011348100	12/8/2016	12/22/2031	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS		2012385961	11/21/2012	Australia	Issued	2012385961	7/13/2017	11/21/2032	Natera
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2,774,252	9/30/2010	Canada	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2,798,758	5/18/2011	Canada	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2,824,387	11/18/2011	Canada	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING		2,821,906	12/22/2011	Canada	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS		2,877,493	11/21/2012	Canada	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	102597266	201080048121.3	9/30/2010	China	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		201180069972.0	11/18/2011	China	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING	CN 103608466	201180068305.0	12/22/2011	China	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	CN104685064	201280075224.8	11/21/2012	China	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		10821214.3	9/30/2010	EP	Allowed				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2854056	14198110.0	9/30/2010	EP	Published				Natera

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2572003	11784180.9	5/18/2011	EP	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2854057	14198470.8	5/18/2011	EP	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2673729	11858061.2	11/18/2011	EP	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	EP2902500	14195468.5	11/18/2011	EP	Issued	2902500	1/11/2017	11/18/2031	Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING	EP2656263 (A2)	11851621.0	12/22/2011	EP	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	2847347	12881774.9	11/21/2012	EP	Issued	2847347	3/22/2017	11/21/2032	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	EP3187597A1	17150875.7	1/10/2017	EP	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	HK1173193	13100216.3	1/7/2013	Hong Kong	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1193173	14105490.8	11/18/2011	Hong Kong	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING	HK1195104	14108417.2	12/22/2011	Hong Kong	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	15109182.2	9/16/2015	Hong Kong	Published	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1208939A	15109615.9	9/30/2015	Hong Kong	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1208940A	15109616.8	9/30/2015	Hong Kong	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1208941A	15109617.7	9/30/2015	Hong Kong	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	1211058	15111834.0	12/2/2015	Hong Kong	Published				Natera
METHODS AND COMPOSITIONS FOR REDUCING GENETIC LIBRARY CONTAMINATION	1212401A	15112589.5	12/22/2015	Hong Kong	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1213600A	16101401.3	2/5/2016	Hong Kong	Published				Natera
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	6584/DELNP/2013	11/18/2011	India	Pending	Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING	6496/DELNP/2013 A	6496/DELNP/2013	12/22/2011	India	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	18/DELNP/2015	18/DELNP/2015	11/21/2012	India	Published				Natera

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2013-553423	11/18/2011	Japan	Allowed				Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING		2013-546434	12/22/2011	Japan	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	2015-526073	2015-524243	11/21/2012	Japan	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	KR20150038216 (A)	10-2015-7004509	11/21/2012	Korea	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	WO 2012/108920	2013141237	11/18/2011	Russia	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING		2013133413	12/22/2011	Russia	Issued	2620959	5/30/2017	12/22/2031	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	WO 2014/018080	2014152883	11/21/2012	Russia	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS		11201408813V	11/21/2012	Singapore	Issued	11201408813V	5/25/2017	11/21/2032	Natera
Methods for Non-Invasive Prenatal Ploidy Calling	US 2011-0288780 A1	13/110,685	5/18/2011	US	Issued	8825412	9/2/2014	5/18/2031	Natera
Methods for Non-Invasive Prenatal Ploidy Calling	US 2012-0270212 A1	13/300,235	11/18/2011	US	Pending				Natera
Methods for Non-Invasive Prenatal Paternity Testing	US 2012-0122701 A1	13/335,043	12/22/2011	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US 2013-0178373 A1	13/791,397	3/8/2013	US	Issued	9163282	10/20/2015	Mar. 8, 2033	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US 2014-0154682 A1	14/080,656	11/14/2013	US	Issued	9228234	1/5/2016	Nov. 14, 2033	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US 2014-0100134 A1	14/100,928	12/9/2013	US	Issued	8949036	2/3/2015	Dec. 9, 2033	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		14/179,399	2/12/2014	US	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US-2014-0336060-A1	14/446,232	7/29/2014	US	Issued	9334541	5/10/2016	Jul. 29, 2034	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US-2015-0051087-A1	14/532,666	11/4/2014	US	Published				Natera
Methods for Non-Invasive Prenatal Ploidy Calling	US-2016-0024564-A1	14/866,223	9/25/2015	US	Published				Natera
Highly Multiplex PCR Methods and Compositions	US-2017-0051355-A1	14/877,925	10/7/2015	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US 2016-0171152 A1	14/983,128	12/29/2015	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US-2016-0357904-A1	15/243,915	8/22/2016	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2016-0369346 A1	15/252,795	8/31/2016	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US-2017-0011166-A1	15/273,332	9/22/2016	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2017-0076038-A1	15/343,003	11/3/2016	US	Published				Natera

METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		15/586,013	5/3/2017	US	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS		2015/00302	11/21/2012	South Africa	Allowed				Natera
Method for Non-Invasive Prenatal Testing Using Parental Mosaicism Data		15/433,950	2/15/2017	US	Pending				Natera
METHODS OF USING LOW FETAL FRACTION DETECTION	WO 2015/026967	PCT/US2014/051926	8/20/2014	PCT	Published				Natera
CELL FREE DNA DIAGNOSTIC TESTING STANDARDS	US 2015-0147815 A1	14/498,629	9/26/2014	US	Issued	9499870	11/22/2016	Sept. 26, 2034	Natera
CELL FREE DNA DIAGNOSTIC TESTING STANDARDS	US-2016-0244838-A1	14/996,097	1/14/2016	US	Published				Natera
[*]		[*]	[*]	[*]	[*]				[*]
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS		2015249846	10/21/2016	Australia	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS		2,945,962	4/21/2015	Canada	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	CN 106460070	201580033190.x	12/20/2016	China	Published				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	3134541	15718754.3	10/20/2016	EP	Pending				Natera
[*]		[*]	[*]	[*]	[*]				[*]
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS		201617038186	11/8/2016	India	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS		2016-563812	4/21/2015	Japan	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	WO 2015/164432	2016141308	10/20/2016	Russia	Published				Natera
METHODS FOR SIMULTANEOUS AMPLIFICATION OF TARGET LOCI	US-2015-0322507-A1	14/538,982	11/24/2014	US	Issued	9677118	6/13/2017	Nov. 24, 2034	Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	US-2017-0107576-A1	14/692,703	4/21/2015	US	Published				Natera
DETECTING CANCER MUTATIONS AND ANEUPLOIDY IN CHROMOSOMAL SEGMENTS	US-2016-0333416-A1	14/882,763	10/14/2015	US	Published				Natera
METHODS FOR SIMULTANEOUS AMPLIFICATION OF TARGET LOCI	2016-0369333 A1	14/918,544	10/20/2015	US	Published				Natera
METHODS FOR SIMULTANEOUS AMPLIFICATION OF TARGET LOCI	US-2017-0145474-A1	15/336,630	10/27/2016	US	Published				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	WO 2015/164432	PCT/US2015/026957	4/21/2015	PCT	Published				Natera
METHODS AND COMPOSITIONS FOR DETERMINING PLOIDY	WO 2016/183106	PCT/US2016/031686	5/10/2016	PCT	Pending				Natera

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

SYSTEMS AND METHODS FOR DETERMINING ANEUPLOIDY RISK USING SAMPLE FETAL FRACTION	2016-0371428 A1	15/186,774	6/20/2016	US	Published	Natera
COMPOSITIONS AND METHODS FOR DETECTION OF NUCLEIC ACID MUTATIONS		62/357,847	7/1/2016	US	Pending	Natera
[*]		[*]	[*]	[*]	[*]	[*]
METHODS FOR LUNG CANCER DETECTION		PCT/US2017/028013	4/17/2017	PCT	Pending	Natera / UCL Business, PLC
[*]		[*]	[*]	[*]	[*]	[*]
METHODS FOR CHARACTERIZING COPY NUMBER VARIATION USING PROXIMITY-LITIGATION SEQUENCING		62/404,176	10/4/2016	US	Pending	Natera
[*]		[*]	[*]	[*]	[*]	[*]

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Schedule 6.15(b)                                                     Intellectual Property Exceptions

None.

Schedule 6.15(b)(v)                                      Intellectual Property Sole Ownership Exceptions

None.

Schedule 6.15(c)                                                      Intellectual Property Infringement

None.

Schedule 6.15(d)                                                     Significant License Agreements

Illumina Supply Agreement, dated 8.16.13, as amended by the First Amendment to Illumina Supply Agreement, dated 9.18.14, the Second Amendment to Illumina Supply Agreement, dated 9.23.15, and the Third Amendment to Illumina Supply Agreement, dated 6.8.16

[*]

[*]

[*]

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Schedule 6.15(e)                                                      Infringement Notices

None.

Schedule 6.17                                                                    Permits

None.

Schedule 6.18(b)                                                     Regulatory Actions

None.

Schedule 6.18(d)                                                     Key Permit Matters

None.

Schedule 6.18(e)                                                      Reimbursement Matters

None.

Schedule 6.18(g)                                                      Debarment and Related Matters

None.

Schedule 6.18(h)                                                     Studies, Tests and Clinical and Preclinical Trials

None.

Schedule 6.19                                                                    Transactions with Affiliates

None.

Schedule 6.22                                                                    Deposit and Disbursement Accounts

[*]

[*]

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*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

[*]

[*]

[*]	[*]	[*]
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*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Schedule 7.16                                                                    Post-Closing

1. No later than 5 days after the Closing Date, deliver the insurance certificates required by Section 5.15 of the Credit Agreement.

2. No later than 30 days after the Closing Date, deliver endorsements in form and substance reasonably satisfactory to the Lender required by Section 7.4 of the Credit Agreement.

3. No later than 60 days after the Closing Date, deliver account control agreements, which shall be in form and substance reasonably satisfactory to the Lender, as required by Section 7.13 of the Credit Agreement.

4. No later than 60 days after the Closing Date, deliver landlord waivers and/or collateral access agreements, which shall be in form and substance reasonably satisfactory to the Lender, for each of the leased properties listed on Item A to Schedule II of the Pledge and Security Agreement.

5. No later than 90 days after the Closing Date, either (a) deliver and cause UBS Bank USA and/or UBS Financial Services, Inc. to deliver to the Lender an intercreditor agreement, account control agreement and other agreements, instruments and documents, in each case reasonably satisfactory to the Lender, necessary or advisable reflect a second priority Lien in favor of the Lender (prior to all Liens other than Liens permitted pursuant to Item 1 of Schedule 8.3(c) and any other Liens permitted by Section 8.3 of the Credit Agreement) on all amounts from time to time on deposit or held in the Managed Investment Account, in which case the UBS Cap shall have no further force or effect; or (b) transfer all amounts on deposit or held in the Managed Investment Amount in excess of the UBS Cap to another deposit account at UBS Financial Services, Inc. or any other financial institution reasonably satisfactory to the Lender and deliver to the Lender an account control agreement and other agreements, instruments or documents reasonably necessary or advisable to cause such account to be a Controlled Account and prior to all Liens other than Liens permitted by Section 8.3 of the Credit Agreement (excluding Liens permitted pursuant to Item 1 of Schedule 8.3(c)). It is understood and agreed the UBS Cap shall not apply during such 90-day period.

Schedule 8.2(c)                                                             Existing Indebtedness

Credit Line Agreement with UBS Bank USA dated September 23, 2015, as amended on July 5, 2017, providing for a $50 million revolving line of credit (the “UBS Credit Line”).

Schedule 8.3(c)                                                             Existing Liens

Liens in favor of UBS Bank USA on the Collateral (as defined in the UBS Credit Line) including, on cash and fixed income securities held in account number [*] (the “Managed Investments Account”) with UBS Financial Services, Inc., which secure the obligations of the Borrower to UBS Bank USA under the UBS Credit Line and subject to Schedule 7.16, which amount shall not at any time exceed an amount equal to the amount drawn and outstanding under the UBS Credit Line plus $[*] (the “UBS Cap”).

Liens in favor of Comerica Bank on restricted cash held in account number [*] at Comerica Bank, which secure the obligations of the Borrower to Comerica Bank pursuant to the Comerica Pledge and Security Agreement and which amount shall not exceed $[*] at any time.

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Schedule 8.5(a)            Investments

Investments made from time to time under the Managed Investments Account.

Schedule 10.2                    Notice Information

If to the Borrower:

Natera, Inc.
Attention: Chief Financial Officer
201 Industrial Road, Suite 410
San Carlos, CA 94070
(650) 249-9090

With a copy to:

General Counsel
Email: [*]

If to the Lender:

OrbiMed Royalty Opportunities II, LP

c/o OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: [*]

Phone: [*]

Fax: [*]

Email: [*]

With a copy to:

[*]

Covington & Burling LLP

New York Times Building

620 Eighth Avenue

New York, NY 10018

Email: [*]

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

THE LOANS ARE ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE CODE. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR SUCH LOANS MAY BE OBTAINED BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO BORROWER AT THE ADDRESS SET FORTH IN SCHEDULE 10.2 TO THE CREDIT AGREEMENT.

EXHIBIT A

FORM OF PROMISSORY NOTE

$75,000,000	August 8, 2017

FOR VALUE RECEIVED, NATERA, INC., a Delaware corporation (the “Borrower”), hereby promises to pay ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership (together with its Affiliates, successors, transferees and assigns, the “Lender”), on the Maturity Date the principal sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) or, if a Delayed Draw Loan is made to the Borrower, ONE HUNDRED MILLION DOLLARS ($100,000,000) or, in either case if less, the aggregate unpaid and outstanding principal amount of the Loans made by the Lender pursuant to the Credit Agreement, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender.  Unless otherwise defined herein or the context otherwise requires, terms used in this Note have the meanings provided in the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity upon demand, until paid in full, at the rates per annum and on the dates specified in the Credit Agreement, as well as any other amounts that may be due to the Lender upon maturity (whether by acceleration or otherwise) under or in respect of this Note.

Payments of both principal and interest are to be made in U.S. Dollars in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

This Note is referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security and guarantee for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of the unpaid principal amount of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Any prepaid principal of this Note may not be reborrowed.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE

MUST BE RECORDED IN THE REGISTER MAINTAINED PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[ Signature Page Follows ]

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NATERA, INC.

By:
	Name:	Matthew Rabinowitz
	Title:	Chief Executive Officer

[ Signature Page to Promissory Note ]

EXHIBIT B

FORM OF LOAN REQUEST

August 7, 2017

OrbiMed Royalty Opportunities II, LP

601 Lexington Avenue, 54th Floor

New York, NY 10022

Attention: Matthew Rizzo

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”), and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

Pursuant to the provisions of Section 2.2 of the Credit Agreement, the Borrower hereby requests [an Initial ][a Delayed Draw ]Loan of $[    ] to be made on                  , 201  (the “Proposed Disbursement Date”), which Loan shall be evidenced by [that certain Promissory Note dated as of [ ], 201   in the aggregate original principal amount of $75,000,000.00][           ].

The undersigned hereby certifies to the Lender that:

(a)                                 the proceeds of the proposed Loan are to be used for the purposes set forth in Section 7.7 of the Credit Agreement; and

(b)                                 bank account details and wire transfer instructions for disbursement of the proceeds of the proposed Loan are set forth on Schedule A hereto;

(c)                                  no Default has occurred and is continuing, or would result from the proposed Loan;

(d)                                 the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects), before and after giving effect to the making of the proposed Loan and to the application of the proceeds thereof, as though made on and as of the date hereof, except to the extent that they relate specifically to an earlier specified date (in which case they are true and correct in all material respects on and as of such earlier date) or are affected by transactions or events occurring after the date of the Credit Agreement which are not prohibited thereunder.

The officer signing below is an Authorized Officer of the undersigned and is authorized to request the Loan contemplated hereby and issue this Loan Request on behalf of the undersigned.

[ Signature Page Follows ]

2

Very truly yours,

NATERA, INC.,
as the Borrower

By:
	Name:	Matthew Rabinowitz
	Title:	Chief Executive Officer

[ Signature Page to Loan Request ]

Schedule A

Disbursement / Wire Instructions

[ Schedules to Loan Request ]

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

NATERA, INC.

COMPUTATION DATE:                 , 201

This Compliance Certificate (this “Certificate”) is delivered pursuant to Section 7.1(d) of the Credit Agreement, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”), and OrbiMed Royalty Opportunities II, LP, a Delaware limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).  Unless otherwise defined herein or the context otherwise requires, terms used in this Certificate have the meanings provided in the Credit Agreement.

This Certificate relates to the [Fiscal Quarter][Fiscal Year] commencing on               , 201  and ending on                , 201  (such latter date being the “Computation Date”).

The undersigned is duly authorized to execute and deliver this Certificate on behalf of the Borrower.  By executing this Certificate, the undersigned hereby certifies to the Lender that as of the Computation Date:

(a)         [Select one of the following:]

[Attached hereto as Annex I are the unaudited consolidated balance sheet of Borrower and the Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and the Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case) in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower (subject to normal year-end audit adjustments and except for the absence of footnotes).]1

[Attached hereto as Annex I are the consolidated balance sheet of Borrower and the Subsidiaries, and the related consolidated statements of income and cash flow of the Borrower and the Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by an independent accounting firm which is (i) registered with the Public Company Accounting Oversight Board (PCAOB) to audit public companies and (ii) reasonably acceptable to the Lender, which shall include a calculation of the financial covenants set forth in Section 8.4 of the Credit Agreement and stating that, in performing

1 INCLUDE FOR QUARTERLY FINANCIAL DELIVERABLES.

the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Event of Default.]2

(b)         The financial statements delivered with this Certificate in accordance with Section 7.1(b) and (c) of the Credit Agreement fairly present in all material respects the financial condition of the Borrower and the Subsidiaries (subject to the absence of footnotes and to normal year-end audit adjustments in the case of unaudited financial statements).

(c)          As of the Computation Date, the Borrower and the Subsidiaries are in compliance in all respects with the financial covenants set forth in Section 8.4 of the Credit Agreement.  Set forth on Attachment 1 hereto are calculations showing compliance with such financial covenants as of the Computation Date.

(d)         No Default has occurred and is continuing[ except as set forth on Attachment 2 hereto, which includes a description of the nature and period of existence of such Default and what action the Borrower or any of the Subsidiaries has taken, is taking, or proposes to take with respect thereto].

(e)          Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, neither the Borrower nor any Subsidiary has formed or acquired any new Subsidiary[ except as set forth on Attachment 2 hereto, in which case such new Subsidiary has complied with the requirements of Section 7.8 of the Credit Agreement].

(f)           Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, neither the Borrower nor any Subsidiary has acquired any ownership interest in any real property[ except as set forth on Attachment 2 hereto, in which case the Borrower has complied with the requirements of Section 7.8 of the Credit Agreement with respect to such real property].

(g)          Subsequent to the date of the most recent Compliance Certificate submitted by the undersigned pursuant to Section 7.1(d) of the Credit Agreement, a complete list of (i) each and every application for registration of Intellectual Property, if any, filed by either the Borrower or any Subsidiary (or their respective agents, employees, designees or licensees) with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof and (ii) each and every approval of registration and issuance of Intellectual Property, if any, received by either the Borrower or any Subsidiary (or their respective agents, employees, designees or licensees) from such offices, is set forth in Attachment 2 hereto.

[ Signature Page Follows ]

2 INCLUDE FOR ANNUAL FINANCIAL DELIVERABLES.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief financial or accounting Authorized Officer as of the date first above written.

NATERA, INC.

By:
	Name:	[ ]
	Title:	[ ]

[ Signature Page to Compliance Certificate ]

Annex 1

Attachment 1

Net Revenue for the Fiscal Quarter ending on the Computational Date:

Minimum Net Revenue required pursuant to Section 8.4 of the Credit Agreement:  $[*]

Compliance: [Yes]/[No]

*CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment 2

EXHIBIT D

FORM OF GUARANTEE

This GUARANTEE, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, this “Guarantee”), is made by NATERA INTERNATIONAL, INC., a Delaware corporation and NSTX, INC. (together with any additional Persons named pursuant to Section 5.5, each a “Guarantor” and collectively the “Guarantors”), in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the Initial Loan under the Credit Agreement, the Guarantors are required to execute and deliver this Guarantee;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to make the Loans to the Borrower, each Guarantor hereby agrees, for the benefit of the Lender, as follows.

ARTICLE I
DEFINITIONS

SECTION 1.1. Certain Terms.

The following terms (whether or not underscored) when used in this Guarantee, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Guarantor” is defined in the preamble.

“Guarantee” is defined in the preamble.

“Lender” is defined in the preamble.

“Obligor” is defined in Section 2.1(a).

SECTION 1.2. Credit Agreement Definitions.

Unless otherwise defined herein or the context otherwise requires, terms used in this Guarantee, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE II
GUARANTEE PROVISIONS

SECTION 2.1. Guarantee.

Each Guarantor jointly and severally, absolutely, unconditionally and irrevocably:

(a)         guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and the Subsidiaries (each, an “Obligor”) now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable Default Rate as provided in Section 3.5 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

(b)         indemnifies and holds harmless the Lender for any and all costs and expenses (including the reasonable fees and out-of-pocket expenses of counsel to the Lender) incurred by the Lender in enforcing any rights under this Guarantee, except to the extent such amounts arise or are incurred as a consequence of the Lender’s own gross negligence or willful misconduct;

provided, that each Guarantor shall only be liable under this Guarantee for the maximum amount of such liability that can be hereby incurred without rendering this Guarantee, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.  This Guarantee constitutes a guarantee of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against such Guarantor or any other Person before or as a condition to the obligations of such Guarantor becoming due hereunder.

SECTION 2.2. Reinstatement, etc.

Each Guarantor agrees that this Guarantee shall continue to be effective or be reinstated (including on or after the Termination Date), as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by the Lender, including upon the occurrence of any Event of Default set forth in Section 9.1(h) of the Credit Agreement or otherwise, all as though such payment had not been made.

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SECTION 2.3. Guarantee Absolute, etc.

This Guarantee shall in all respects be a continuing, absolute, unconditional and irrevocable guarantee of payment, and shall remain in full force and effect until (unless reinstated pursuant to Section 2.2 above) the Termination Date has occurred.  Each Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto.  The liability of each Guarantor under this Guarantee shall be absolute, unconditional and irrevocable irrespective of:

(a)         any lack of validity, legality or enforceability of any Loan Document;

(b)         the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against such Guarantor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including such Guarantor and any other Guarantor) of, or collateral securing, any Obligations;

(c)          any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation, or any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(d)         any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)          any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to, or waiver or release of, or addition to, or consent to or departure from, any other guarantee held by the Lender securing any of the Obligations; or

(f)           any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor (including any Guarantor).

SECTION 2.4. Setoff.  Each Guarantor hereby irrevocably authorizes the Lender, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by such Guarantor), upon the occurrence and during the continuance of any Event of Default, to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Guarantor hereby grants to the Lender a continuing

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security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with or on behalf of the Lender.  The Lender agrees to notify such Guarantor after any such set-off and application made by the Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which the Lender may have.

SECTION 2.5. Waiver, etc.

Each Guarantor waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guarantee and any requirement that the Lender protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any Guarantor) or entity or any collateral securing the Obligations, as the case may be.

SECTION 2.6. Postponement of Subrogation, etc.

Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall such Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Obligor or Guarantor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date.  Any amount paid to such Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender and shall immediately be paid and turned over to the Lender in the exact form received by such Guarantor (duly endorsed in favor of the Lender, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided, that if such Guarantor has made payment to the Lender of all or any part of the Obligations and the Termination Date has occurred, then, at such Guarantor’s request, the Lender will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment.  In furtherance of the foregoing, at all times prior to the Termination Date, such Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor or Guarantor (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guarantee to the Lender.

SECTION 2.7. Payments; Application.

Each Guarantor agrees that all obligations of such Guarantor hereunder shall be paid solely in U.S. Dollars to the Lender in immediately available funds, without set-off, counterclaim or other defense and in accordance with Sections 3.2, 3.3, 4.3 and 4.4 of the Credit Agreement, free and clear of and without deduction for any Non-Excluded Taxes, such Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 3.2, 3.3, 4.3 and 4.4 of the Credit Agreement in respect of all payments and application of such payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of

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this Guarantee by this reference as if set forth herein; provided, that references to the “Borrower” in such Sections shall be deemed to be references to such Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Guarantee.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into the Credit Agreement and make the Loans thereunder, each Guarantor represents and warrants to the Lender as set forth below.

SECTION 3.1. Credit Agreement Representations and Warranties.  The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects as of the Closing Date and the Delayed Draw Closing Date, if applicable, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article.

SECTION 3.2. Financial Condition, etc. Each Guarantor has knowledge of the Borrower’s and each other Guarantor’s financial condition and affairs and has adequate means to obtain from each such Person on an ongoing basis information relating thereto and to each such Person’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guarantee is in effect.  Each Guarantor acknowledges and agrees that the Lender shall have no obligation to investigate the financial condition or affairs of the Borrower or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of each such Person that might become known to the Lender at any time, whether or not the Lender knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

SECTION 3.3. Best Interests.  It is in the best interests of each Guarantor to execute this Guarantee inasmuch as each Guarantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lender pursuant to the Credit Agreement, and each Guarantor agrees that the Lender is relying on this representation in agreeing to make the Loans to the Borrower.

ARTICLE IV
COVENANTS, ETC.

SECTION 4.1. Covenants.

Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations

15

contained in the Credit Agreement (including Articles VII and VIII of the Credit Agreement) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guarantee by this reference as though specifically set forth in this Article.

ARTICLE V
MISCELLANEOUS PROVISIONS

SECTION 5.1. Loan Document.

This Guarantee is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.  Notwithstanding anything contained herein to contrary, to the extent any provision in this Guarantee conflicts with any provision in the Credit Agreement, the terms of the Credit Agreement shall control.

SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment.

This Guarantee shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender; provided, that such Guarantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of the Lender.  Without limiting the generality of the foregoing, the Lender may assign or otherwise transfer (in whole or in part) its Commitment, Note or Loans held by it to any other Person to the extent permitted by the Credit Agreement, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to the Lender under each Loan Document (including this Guarantee) or otherwise.

SECTION 5.3. Amendments, etc.

No amendment to or waiver of any provision of this Guarantee, nor consent to any departure by any Guarantor from its obligations under this Guarantee, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.4. Notices.

All notices and other communications provided for hereunder shall be given or made as set forth in Section 10.2 of the Credit Agreement.

SECTION 5.5. Release of Guarantors.

Subject to Section 2.2 of this Guarantee, upon (a) the Disposition of a Guarantor in accordance with the Credit Agreement and this Guarantee or (b) the occurrence of the

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Termination Date, the guarantees made herein shall automatically terminate with respect to (i) such Guarantor (in the case of clause (a)) or (ii) all Guarantors (in the case of clause (b)).

SECTION 5.6. Additional Guarantors.

Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guarantee and named as a “Guarantor” hereunder.  The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

SECTION 5.7. No Waiver; Remedies.

In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.8. Further Assurances. Each Guarantor agrees, upon the written request of the Lender, to execute and deliver to the Lender, from time to time, any additional instruments or documents deemed to be reasonably necessary by the Lender to cause this Guarantee to be, become or remain valid and effective in accordance with its terms.

SECTION 5.9. Section Captions.

Section captions used in this Guarantee are for convenience of reference only and shall not affect the construction of this Guarantee.

SECTION 5.10. Severability.

Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.11. Governing Law, Entire Agreement, etc.

THIS GUARANTEE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  This Guarantee, along with the other Loan Documents, constitutes the entire understanding among the parties hereto

17

with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

SECTION 5.12. Forum Selection and Consent to Jurisdiction.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GUARANTOR IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT.  THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT THE LENDER BY ACCEPTANCE OF THIS GUARANTEE OR ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND SUCH GUARANTOR, EACH ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTEE.

SECTION 5.13. Counterparts.

This Guarantee may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.  This Guarantee shall become effective when counterparts hereof executed on behalf of each Guarantor shall have been received by the Lender.  Delivery of an executed counterpart of a signature page to this Guarantee by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Guarantee. The words “execution,” “signed,” “signature,” and words of like import in this Guarantee shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based

18

recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.14. Waiver of Jury Trial.

THE LENDER BY ACCEPTANCE OF THIS GUARANTEE AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTEE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GUARANTOR IN CONNECTION HEREWITH.  EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THE LOAN DOCUMENTS.

[ Signature Page Follows ]

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IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be duly executed and delivered by its Authorized Officer as of the date first above written.

NATERA INTERNATIONAL, INC.

By:
Name:
Title:

NSTX, INC.

By:
Name:
Title:

[ Signature Page to Guarantee ]

ANNEX I
to Guarantee

SUPPLEMENT TO

GUARANTEE

This SUPPLEMENT, dated as of                 ,       (this “Supplement”), is to the Guarantee, dated as of August 8, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee”), by the Guarantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guarantee) from time to time party thereto, in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of August 8, 2017 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 5.5 of the Guarantee, each of the undersigned is becoming a Guarantor under the Guarantee; and

WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guarantee in order to induce the Lender to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1.  Party to Guarantee, etc.  In accordance with the terms of the Guarantee, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guarantee with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guarantee applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.  In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guarantee shall be deemed to include each of the undersigned.

SECTION 2.  Representations.  Each of the undersigned Guarantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guarantee constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  Full Force of Guarantee.  Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect in accordance with its terms.

SECTION 4.  Severability.  Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guarantee.

SECTION 5.  Governing Law, Entire Agreement, etc.  THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 6.  Effective.  This Supplement shall become effective when a counterpart hereof executed by the Guarantor shall have been received by the Lender.  Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[ Signature Page Follows ]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[ Signature Page to Guarantee Supplement ]

EXHIBIT E

FORM OF PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, this “Security Agreement”), is made by NATERA, INC., a Delaware corporation (the “Borrower”), NATERA INTERNATIONAL, INC., a Delaware corporation and NSTX, INC. a Delaware corporation (together with the Borrower and with any other entity that may become a party hereto as provided herein, each a “Grantor” and, collectively, the “Grantors”) in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender, the Lender has extended a Commitment to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the Initial Loan under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of the Lender, as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.  Certain Terms.  The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Account” is defined in Section 4.3.

“Computer and Software Collateral” means (a) all software programs (including both source code, object code and all related applications and data files) designed for use on computers and electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form; (b) all firmware associated therewith; (c) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such software and firmware described in the preceding clauses (a) and (b); and (d) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Lender, that provides for the Lender to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all Copyrights of the Grantors, including the Copyrights referred to in Item A of Schedule V, and all applications for registration thereof, and all exclusive inbound copyright licenses, including each copyright license referred to in Item B of Schedule V, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or exclusively in-licensed by the Grantors.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

“Excluded Capital Securities” means 35% of the issued and outstanding Voting Securities of any Subsidiary organized outside the United States if and to the extent a 956 Impact would result from pledging 100% of the issued and outstanding Voting Securities in such Subsidiary.

“Filing Statements” is defined in clause (b) of Section 3.7.

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

“Grantor” and “Grantors” are defined in the preamble.

“Intellectual Property Collateral” means, collectively, the Computer and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral, and the Trade Secrets Collateral.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

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“Investment Property” means, collectively, (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC and (b) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Lender” is defined in the preamble.

“Patent Collateral” means:

(a)                                 all of the Grantors’ Patents throughout the world, including each patent and patent application referred to in Item A of Schedule III;

(b)                                 all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)                                  all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above; and

(d)                                 all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any Patent and for breach and enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 8.3 of the Credit Agreement.

“Pledged Notes” means all promissory notes listed on Item J of Schedule II (as such schedule may be amended or supplemented from time to time), all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Securities Act” is defined in clause (a) of Section 6.2.

“Security Agreement” is defined in the preamble.

“Trade Secrets Collateral” means all of the Grantors’ common law and statutory trade secrets and all other confidential, proprietary or useful information, including inventions and discoveries (whether or not patentable and/or reduced to practice), and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“Trademark Collateral” means :

(a)                                 (i) all of the Grantors’ Trademarks, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States

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of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing;

(b)                                 all Trademark licenses for the grant by or to any Grantors of any right to use any Trademark;

(c)                                  all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable, clause (b);

(d)                                 the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a), and to the extent applicable, clause (b); and

(e)                                  all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, for any injury to the goodwill associated with the use of any such Trademark or for breach and enforcement of a Trademark license, and all rights corresponding thereto throughout the world.

SECTION 1.2.  Credit Agreement Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3.  UCC Definitions.  When used herein the terms “Account”, “Certificate of Title”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Goods”, “Instrument”, “Inventory”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, “Security Entitlement”, “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC.  “Letters of Credit” has the meaning provided in Section 5-102 of the UCC.

ARTICLE II
SECURITY INTEREST

SECTION 2.1.  Grant of Security Interest.  Each Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the “Collateral”):

(a)                                 all Accounts;

(b)                                 all Chattel Paper (including Electronic Chattel Paper);

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(c)                                  all Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d)                                 all Commodity Accounts and Commodity Contracts;

(e)                                  all Deposit Accounts;

(f)                                   all Documents;

(g)                                  all Equipment;

(h)                                 all Fixtures;

(i)                                     all General Intangibles;

(j)                                    all Goods (including Goods held on consignment with third parties);

(k)                                 all Instruments (including Promissory Notes);

(l)                                     all Inventory;

(m)                             all Investment Property;

(n)                                 all Letter-of-Credit Rights and Letters of Credit;

(o)                                 all Payment Intangibles;

(p)                                 all Securities Accounts and Securities Entitlements;

(q)                                 all Supporting Obligations;

(r)                                    all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

(s)                                   all Proceeds of the foregoing and, to the extent not otherwise included,
(A) all payments under insurance (whether or not the Lender is the loss payee thereof) in respect of Collateral and (B) all tort claims; and

(t)                                    all other property and rights of every kind and description and interests therein.

Notwithstanding the foregoing, the term “Collateral” shall not include:

(i)                                     any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall

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have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

(ii)                                  trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(iii)                               any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset;

(iv)                              any asset subject to a Permitted Lien (other than Liens in favor of the Lender) securing obligations permitted under the Credit Agreement to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the Grantor’s use of such asset;

(v)                                 any Excluded Account;

(vi)                              any assets securing Liens in favor of UBS Bank USA to the extent permitted by the Credit Agreement; or

(vii)                           any Excluded Capital Securities.

provided, that the property described in paragraphs (i), (iii) and (iv) above shall only be excluded from the term “Collateral” to the extent the conditions stated in such paragraphs are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law.

SECTION 2.2.  Security for Obligations.  This Security Agreement and the Collateral in which the Lender is granted a security interest hereunder by the Grantors secure, on an equal and ratable basis, the payment and performance of all of the Obligations.

SECTION 2.3.  Grantors Remain Liable.  Anything herein to the contrary notwithstanding:

(a)                                 the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

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(b)                                 the exercise by the Lender of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)                                  the Lender will not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will the Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4.  Distributions on Capital Securities  In the event that any Distribution with respect to any Capital Securities pledged hereunder is permitted to be paid pursuant to Section 8.6 of the Credit Agreement, such Distribution or may be paid directly to the applicable Grantor.  If any Distribution is made in contravention of Section 8.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Lender until paid to the Lender in accordance with Section 4.1.5.

SECTION 2.5.  Security Interest Absolute, etc.  This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date.  All rights of the Lender and the security interests granted to the Lender hereunder, and all obligations of the Grantors hereunder, shall, to the fullest extent permitted by applicable law, in each case, be absolute, unconditional and irrevocable irrespective of:

(a)                                 any lack of validity, legality or enforceability of any Loan Document (other than this Security Agreement);

(b)                                 the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any of the Subsidiaries or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or Collateral securing, any Obligations;

(c)                                  any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

(d)                                 any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives, until payment of all Obligations, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)                                  any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

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(f)                                   any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder), or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by the Lender securing any of the Obligations; or

(g)                                  any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of the Borrower or any of the Subsidiaries, any surety or any guarantor.

SECTION 2.6.  Postponement of Subrogation.  Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party until following the Termination Date.  No Grantor shall seek or be entitled to seek any contribution or reimbursement from the Borrower or any of the Subsidiaries, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date.  Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender and shall immediately be paid and turned over to the Lender in the exact form received by such Grantor (duly endorsed in favor of the Lender, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1(b); provided that if such Grantor has made payment to the Lender of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Lender will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment.  In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any of the Subsidiaries (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Lender.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into the Credit Agreement and make the Loans thereunder, the Grantors represent and warrant to the Lender as set forth below.

SECTION 3.1.  As to Capital Securities of the Subsidiaries, Investment Property.

(a)                                 With respect to any Subsidiary of any Grantor that is

(i)                                     a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate or certificates; and

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(ii)                                  a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Lender is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Lender to comply with any instructions of the Lender without the consent of such Grantor.

(b)                                 Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor in a Subsidiary on the later of the Closing Date or the date such Grantor becomes a party to this Security Agreement to the Lender, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Lender.

(c)                                  With respect to Uncertificated Securities constituting Collateral owned by any Grantor in a Subsidiary on the later of the Closing Date or the date such Grantor becomes a party to this Security Agreement, such Grantor has caused the issuer thereof to agree in an authenticated record with such Grantor and the Lender that such issuer will comply with instructions with respect to such security originated by the Lender without further consent of such Grantor (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).  Each party hereto that is such an issuer of any Uncertificated Securities hereby agrees that such party will comply with instructions with respect to such security originated by the Lender (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).

(d)                                 The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged on the Closing Date by each Grantor hereunder is as set forth on Schedule I.  All shares of such Capital Securities have been duly and validly issued and are fully paid and nonassessable.

(e)                                  Each of the Intercompany Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 3.2.  Grantor Name, Location, etc.  In each case as of the date hereof:

(a)                                 (i) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC and (ii) the address of each Grantor’s executive office and principal place of business is set forth in Item A of Schedule II.

(b)                                 The Grantors do not have any trade names other than those set forth in Item C of Schedule II hereto.

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(c)                                  During the twelve months preceding the later of (i) the date hereof or (ii) the date such Grantor becomes a party to this Security Agreement, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II hereto.

(d)                                 Each Grantor’s federal taxpayer identification number (or foreign equivalent) is (and, during the twelve months preceding the date hereof, such Grantor has not had a federal taxpayer identification number (or equivalent) different from that) set forth in Item E of Schedule II hereto.

(e)                                  No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(f)                                   No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(g)                                  No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(h)                                 No Grantor has Commercial Tort Claims except as set forth on Item I of Schedule II.

(i)                                     The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.

SECTION 3.3.  Ownership, No Liens, etc.  Each Grantor owns its Collateral purported to be owned by it free and clear of any Lien, except for any security interest (a) created by this Security Agreement and (b) Permitted Liens.  No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Lender relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Lender on the Closing Date.

SECTION 3.4.  Possession of Inventory, Control; etc.

(a)                                 Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Equipment and Inventory, other than (i) Equipment and Inventory that is in transit in the ordinary course of business, (ii) Equipment and Inventory that in the ordinary course of business is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Lender pursuant to this Security Agreement and, such Grantor shall use commercially reasonable efforts to receive an authenticated record from such warehouseman, bailee agent or other Person acknowledging that it holds possession of such Collateral for the Lender’s benefit and waives any Lien held by it against such Collateral, (iii) Inventory that is in the possession of a consignee in the ordinary course of

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business and (iv) Instruments or Promissory Notes that have been delivered to the Lender pursuant to Section 3.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (x) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (y) issued any Document for any such Equipment or Inventory or (z) any Lien (other than Permitted Liens) on any such Equipment or Inventory.

(b)                                 Each Grantor is the sole entitlement holder of its Deposit Accounts and no other Person (other than the Lender pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Deposit Accounts or any other securities or property credited thereto.

SECTION 3.5.  Negotiable Documents, Instruments and Chattel Paper.  Each Grantor has delivered to the Lender possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper (other than any Document, Instrument, Promissory Note or tangible Chattel Paper not exceeding $100,000 in principal amount) owned or held by such Grantor on the Closing Date.

SECTION 3.6.  Intellectual Property Collateral. Except as disclosed on Schedules III through VI, with respect to any Intellectual Property Collateral:

(a)                                 such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property for purposes of granting a security interest or as collateral that has not been terminated or released; and

(b)                                 such Grantor has executed and delivered to the Lender security agreements for all Copyrights, Patents and Trademarks owned by such Grantor, including all Copyrights, Patents and Trademarks on Schedule III through VI (as such schedules may be amended or supplemented from time to time by notice by such Grantor to the Lender).

SECTION 3.7.  Validity, etc.

(a)                                 This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations to the extent such security interest may be created pursuant to Article 9 of the UCC.

(b)                                 As of the Closing Date, each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (delivered to the Lender the Filing Statements suitable for timely and proper filing in such offices) and has taken all other actions requested by the Lender necessary for the Lender to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC.

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(c)                                  Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Lender to the extent that a security interest therein may be perfected by filing a financing statement pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens (in which case such security interest shall be second in priority of right only to the Permitted Liens entitled to priority).

SECTION 3.8.  Authorization, Approval, etc.  Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either:

(a)                                 for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b)                                 for the perfection or maintenance of the security interests hereunder (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office or, with respect to foreign Intellectual Property Collateral, the taking of appropriate action under applicable foreign law and, with respect to after-acquired Intellectual Property Collateral, any subsequent filings in United States intellectual property offices or the taking of appropriate action under applicable foreign law); or

(c)                                  for the exercise by the Lender of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.9.  Best Interests.  It is in the best interests of each Grantor (other than the Borrower) to execute this Security Agreement inasmuch as such Grantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lender pursuant to the Credit Agreement, and each Grantor agrees that the Lender is relying on this representation in agreeing to make such Loans pursuant to the Credit Agreement to the Borrower.

ARTICLE IV
COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

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SECTION 4.1.  As to Investment Property, etc.

SECTION 4.1.1.  Capital Securities of Subsidiaries.  No Grantor will allow any of its Subsidiaries:

(a)                                 [Omitted];

(b)                                 that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and

(c)                                  to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Lender pursuant to the terms of this Security Agreement).

SECTION 4.1.2.  Investment Property (other than Certificated Securities).

(a)                                 Subject to Section 7.16 of the Credit Agreement, with respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will cause (except for Excluded Accounts) the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Lender’s instructions with respect to such Investment Property without further consent by such Grantor (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).

(b)                                 With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will cause the issuer of such securities that is not a party hereto to execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Lender’s instructions with respect to such Uncertificated Securities without further consent by such Grantor (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).  Each party hereto that is such an issuer of any Uncertificated Securities hereby agrees that such party will comply with instructions with respect to such security originated by the Lender (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).

SECTION 4.1.3.  Certificated Securities (Stock Powers).  Each Grantor agrees that all Certificated Securities constituting Collateral, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Lender.

SECTION 4.1.4.  Continuous Pledge.  Each Grantor will (subject to the terms of the Credit Agreement) (a) promptly deliver to the Lender all Investment Property and all Payment

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Intangibles to the extent that such Investment Property or Payment Intangibles are evidenced by a Document, Instrument, Promissory Note or Chattel Paper (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $100,000 in the principal amount), and (b) at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, security interest therein and in all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral.  Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Lender possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $100,000 in the principal amount).

SECTION 4.1.5.  Voting Rights; Dividends, etc.  Each Grantor agrees:

(a)                                 upon receipt of notice of the occurrence and continuance of an Event of Default from the Lender and without any request therefor by the Lender, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Lender) to the Lender all dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Lender as additional Collateral, except for payments made in accordance with Section 8.6 of the Credit Agreement; and

(b)                                 immediately upon the occurrence and during the continuance of an Event of Default and so long as the Lender has notified such Grantor of the Lender’s intention to exercise its voting power under this clause,

(i)                                     with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the Lender as a general partner or member, as applicable;

(ii)                                  that the Lender may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Lender an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(iii)                               to promptly deliver to the Lender such additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Lender, shall, until delivery to the Lender, be held by such Grantor separate and apart from its other property in trust for the Lender.  The Lender agrees that unless an Event of Default shall have occurred and be continuing and the Lender shall have given the notice referred to in clause (b), such Grantor will have the exclusive voting power

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with respect to any Investment Property constituting Collateral and the Lender will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.2.  Change of Name, etc.  No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except as otherwise permitted by the Credit Agreement.

SECTION 4.3.  As to Accounts.

(a)                                 Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b)                                 Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Lender to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Lender for deposit in a Deposit Account of such Grantor maintained with the Lender or otherwise is a Controlled Account (together with any other Deposit Accounts or Controlled Accounts pursuant to which any portion of the Collateral is deposited with the Lender, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the  benefit of the Lender until delivery thereof is made to the Lender.

(c)                                  Following the delivery of notice pursuant to clause (b)(ii), and so long as an Event of Default shall have occurred and be continuing, the Lender shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are then due and payable in accordance with Section 4.4(b) of the Credit Agreement.

(d)                                 With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that so long as an Event of Default shall have occurred and be continuing, (i) deposits in such Collateral Accounts are subject to a security interest as contemplated hereby, (ii) such Collateral Accounts shall be under the control of the Lender and (iii) the Lender shall have the sole right of withdrawal over such Collateral Account.

SECTION 4.4.  As to Grantors Use of Collateral.

(a)                                 At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Lender may exercise any and all rights and remedies to which it is lawfully entitled with respect to the Collateral.

(b)                                 Upon the request of the Lender following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder.

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(c)                                  At any time following the occurrence and during the continuation of an Event of Default, the Lender may endorse, in the name of such Grantor, any item, howsoever received by the Lender, representing any payment on or other Proceeds of any of the Collateral.

SECTION 4.5.  As to Intellectual Property Collateral.  Each Grantor covenants and agrees to comply with the following provision:

(a)                                 such Grantor will not (i) do or fail to perform any act whereby any Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees of Trademark Collateral to (A) fail to continue to use any Trademark Collateral if such failure could reasonably be expected to result in any claim of abandonment for non-use, (B) fail to maintain the quality of products and services offered under all of the Trademark Collateral at a level substantially consistent with the quality of products and services offered under such Trademark Collateral as of the date hereof, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, or (D) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor in its reasonable business judgment and in good faith determines that either (x) such Intellectual Property Collateral is of negligible economic value to such Grantor or (y) the loss of such Intellectual Property Collateral would not be material to such Grantor;

(b)                                 such Grantor shall promptly (but no less often than quarterly) notify the Lender if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral (excluding non-exclusive licenses of Intellectual Property) may, in the Grantor’s reasonable commercial judgment, become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of or the validity or enforceability of any material Intellectual Property Collateral, or its right to register the same or to keep and maintain and enforce the same; and

(c)                                  such Grantor will promptly (but no less than quarterly) execute and deliver to the Lender (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an interest in any such Intellectual Property Collateral, and shall execute and deliver to the Lender any and all agreements, instruments and documents reasonably required to evidence the Lender’s interest in any part of such item of Intellectual Property Collateral.

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SECTION 4.6.  As to Letter-of-Credit Rights.

(a)                                 Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Lender, intends to (and hereby does) collaterally assign to the Lender its rights (including its contingent rights ) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee.

(b)                                 Upon the occurrence of an Event of Default, such Grantor will, promptly upon request by the Lender, (i) notify (and such Grantor hereby authorizes the Lender to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Lender hereunder and any payments due or to become due in respect thereof are to be made directly to the Lender and (ii) arrange for the Lender to become the transferee beneficiary of such Letter of Credit.

SECTION 4.7.  As to Commercial Tort Claims.  Each Grantor covenants and agrees that, until the payment in full of the Obligations and termination of all Commitments, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Lender a supplement in form and substance reasonably satisfactory to the Lender, together with all supplements to schedules thereto, identifying such new Commercial Tort Claim.

SECTION 4.8.  Electronic Chattel Paper and Transferable Records.  If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $100,000, such Grantor shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Lender agrees with such Grantor that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender’s loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

SECTION 4.9.  Further Assurances, etc.  Each Grantor agrees that, from time to time at its own expense, it will, subject to the terms of this Agreement, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Lender may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, such Grantor will

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(a)                                 from time to time upon the request of the Lender, promptly deliver to the Lender such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Lender, with respect to such Collateral as the Lender may request and will, from time to time upon the request of the Lender, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Lender; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Lender hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper (other than any Instrument, negotiable Document, Promissory Note or tangible Chattel Paper in principal amount less than $100,000) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Lender;

(b)                                 file (and hereby authorize the Lender to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Lender may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Lender hereby;

(c)                                  at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, at the request of the Lender, all Investment Property constituting Collateral, all dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d)                                 not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Lender indicating that the Lender has a security interest in such Chattel Paper;

(e)                                  furnish to the Lender, from time to time at the Lender’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral all in reasonable detail; and

(f)                                   do all things reasonably requested by the Lender in accordance with this Security Agreement in order to enable the Lender to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.

Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law.  Each Grantor hereby authorizes the Lender to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets, whether now owned or hereafter acquired” or

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words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

ARTICLE V
THE LENDER

SECTION 5.1.  Lender Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints the Lender as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Lender’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a)                                 to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)                                 to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;

(c)                                  to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; and

(d)                                 to perform the affirmative obligations of such Grantor hereunder.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2.  Lender May Perform.  If any Grantor fails to perform any agreement contained herein, upon 5 days after the earlier to occur of (i) notice thereof given to any such Grantor by the Lender or (ii) the date on which such Grantor has knowledge of such failure, the Lender may itself perform, or cause performance of, such agreement, that the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein to the extent provided for herein, and the expenses of the Lender incurred in connection therewith shall be payable by such Grantor pursuant to Section 10.3 of the Credit Agreement.

SECTION 5.3.  Lender Has No Duty.  The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers.  Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or responsibility for

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(a)                                 ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Lender has or is deemed to have knowledge of such matters, or

(b)                                 taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4.  Reasonable Care.  The Lender is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

SECTION 5.5.  Lender as Agent for Other Secured Parties.  The Lender hereby agrees to act as agent of the other parties to which any Grantor may owe any Obligations for all purposes hereunder and under the other Loan Documents pursuant to which any Grantor grants a Lien or other right in any Collateral to secure the Obligations, for purposes of acquiring, holding and enforcing any and all Liens on any Collateral granted by any Grantor to secure any of the Obligations.  The Lender may appoint any co-agents, sub-agents or attorneys-in-fact in connection with the foregoing.

ARTICLE VI
REMEDIES

SECTION 6.1.  Certain Remedies.  If any Event of Default shall have occurred and be continuing:

(a)                                 The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Lender on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

(i)                                     take possession of any Collateral not already in its possession without demand and without legal process;

(ii)                                  require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties,

(iii)                               enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and

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(iv)          without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at any public or private sale, at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Lender against all or any part of the Obligations as set forth in Section 4.4(b) of the Credit Agreement.

(c)           The Lender may:

(i)            transfer all or any part of the Collateral into the name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

(ii)           notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder,

(iii)          withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;

(iv)          enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

(v)           endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral,

(vi)          take control of any Proceeds of the Collateral, and

(vii)         execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2.  Securities Laws.  If the Lender shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1(a)(iv), each Grantor acknowledges that the Lender may be unable to effect a public sale or other disposition of the Capital Securities by reason of certain prohibitions contained in the Securities Act of 1933, as

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from time to time amended (the “Securities Act”), federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers.  Each Grantor agrees that any such private sale may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner.  The Lender shall be under no obligation to delay a sale of any of the Capital Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so.  Subject to the foregoing, the Lender agrees that any sale of the Capital Securities shall be made in a commercially reasonable manner, and each Grantor agrees to use its reasonable best efforts to cause the issuer or issuers of the Capital Securities contemplated to be sold, to execute and deliver, all at the Grantors’  expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to exempt such Capital Securities from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  If the Lender shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1(a)(iv), each Grantor further agrees to use its reasonable best efforts (a) to cause such issuer or issuers to exempt or comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Lender designates and obtain all necessary governmental approvals for the sale of the Capital Securities, as requested by the Lender; (b) if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act; and (c) to do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

SECTION 6.3.  Compliance with Restrictions.  Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4.  Protection of Collateral.  The Lender may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Lender may from time to time take any other action

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which the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1.  Loan Document.  This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.  Notwithstanding anything contained herein to contrary, to the extent any provision in this Security Agreement conflicts with any provision in the Credit Agreement, the terms of the Credit Agreement shall control.

SECTION 7.2.  Binding on Successors, Transferees and Assigns; Assignment.  This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender; provided that no Grantor may assign any of its obligations hereunder without the prior consent of the Lender.

SECTION 7.3.  Amendments, etc.  No amendment or modification to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4.  Notices.  All notices and other communications provided for hereunder shall be delivered or made as provided in Section 10.2 of the Credit Agreement.

SECTION 7.5.  Release of Liens.  Upon (a) the Disposition of any Collateral or Grantor to a Person other than a Grantor or any Subsidiary thereof in accordance with the Credit Agreement and this Security Agreement or (b) the occurrence of the Termination Date, the security interest(s) granted herein shall automatically terminate with respect to (i) such Collateral or Grantor, as the case may be (in the case of clause (a)) or (ii) all Collateral and Grantors (in the case of clause (b)).  Upon any such Disposition or termination, the Lender will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Lender hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 7.6.  Additional Grantors.  Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder as of the date of such supplement with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder.  The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

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SECTION 7.7.  No Waiver; Remedies.  In addition to, and not in limitation of Section 2.4, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.8.  Section Captions.  Section captions used in this Security Agreement are for convenience of reference only and shall not affect the construction of this Security Agreement.

SECTION 7.9.  Severability.  Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.10.  Governing Law, Entire Agreement, etc.  THIS SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  This Security Agreement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7.11.  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GRANTOR IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE LENDER AND EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT.  THE LENDER AND EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH

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LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT THE LENDER OR ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE LENDER AND SUCH GRANTOR, EACH ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

SECTION 7.12.  Counterparts.  This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.  This Security Agreement shall become effective when counterparts hereof executed on behalf of all of the signatories hereto, shall have been received by the Lender.  Delivery of an executed counterpart of a signature page to this Security Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7.13.  Waiver of Jury Trial.  THE LENDER AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GRANTOR IN CONNECTION HEREWITH.  EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THE LOAN DOCUMENTS.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

NATERA, INC.

By:
Name:
Title:

NATERA INTERNATIONAL, INC.

By:
Name:
Title:

NSTX, INC.

By:
Name:
Title:

Signature Page to Security Agreement

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as the Lender

By OrbiMed Advisors LLC,
its investment manager

By:
	Name:	Samuel D. Isaly
	Title:	Managing Member

Signature Page to Security Agreement

EXHIBIT A

to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of            , 2017 (this “Agreement”), is made by [            ], a [                 ] (the “Grantor”) in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership, for itself and as agent for the other parties to which the Grantors may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of  August 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (c) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Grantor’s right, title and interest in and to all of the Patent Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.  Grant of Security Interest.  The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by the Grantor, and wherever located (the “Patent Collateral”):

(a)           all of its Patents throughout the world, including each patent and patent application referred to in Item A of Schedule I;

(b)           all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a); and

(c)           all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any Patent.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Patent Collateral with the United States Patent and Trademark Office.  The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement.  The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Release of Liens.  Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)).  Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Loan Document.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.  Effective.  This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender.  Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

2

[Signature Page Follows]

3

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Signature Page to Patent Security Agreement

SCHEDULE I
to Patent Security Agreement

Item A.  Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

EXHIBIT B
to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of            , 2017 (this “Agreement”) , is made by [           ], a [              ] (the “Grantor”) in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership, for itself and as agent for the other parties to which the Grantors may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of August 8, 2017 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of  August 8, 2017 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (c) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Grantor’s right, title and interest in and to all of the Trademark Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1.  Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.  Grant of Security Interest.  The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by the Grantor, and wherever located (the “Trademark Collateral”):

(a)                                 (i) all of the Grantor’s Trademarks now existing or hereafter adopted or acquired including those referred to in Item A of Schedule I, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the

United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing;

(b)                                 all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a);

(c)                                  the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a); and

(d)                                 all Proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark registration, or for any injury to the goodwill associated with the use of any such Trademark and all rights corresponding thereto throughout the world;

except that notwithstanding the foregoing, “Trademark Collateral” shall not include any trademark applications filed in the United States Patent and Trademark Office on the basis of the Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Trademark Collateral with the United States Patent and Trademark Office.  The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement.  The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Release of Liens.  Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)).  Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the

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terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Loan Document.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.  Effective.  This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender.  Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Signature Page to Trademark Security Agreement

SCHEDULE I
to Trademark Security Agreement

Item A.  Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

EXHIBIT C
to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of            , 2017 (this “Agreement”), is made by [           ], a [             ] (the “Grantor”) in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership, for itself and as agent for the other parties to which the Grantors may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of August 8, 2017 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of  August 8, 2017 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (c) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Grantor’s right, title and interest in and to all of the Copyright Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1.  Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2.  Grant of Security Interest.  The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by the Grantor, and wherever located (the “Copyright Collateral”):  all Copyrights of the Grantor, including the Copyrights referred to in Item A of Schedule I, and all applications for registration thereof, and all exclusive inbound copyright licenses, including each copyright license referred to in Item B of Schedule I, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or exclusively in-licensed by the Grantor.

SECTION 3.  Security Agreement.  This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Copyright Collateral with the United States Copyright Office.  The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement.  The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Release of Liens.  Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause (i)) or (B) all Copyright Collateral (in the case of clause (ii)).  Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5.  Acknowledgment.  The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.  Loan Document.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.  Effective.  This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender.  Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery or a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Signature Page to Copyright Security Agreement

SCHEDULE I
to Copyright Security Agreement

Item A.  Copyrights

Registered Copyrights

Country	Registration No.	Registration Date	Author(s)	Title

Copyright Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Item B.  Exclusive Inbound Copyright Licenses

Country or			Effective	Expiration
Territory	Licensor	Licensee	Date	Date

ANNEX I
to Security Agreement

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of                 ,       (this “Supplement”), is to the Pledge and Security Agreement, dated as of  August 8, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of  August 8, 2017 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lender to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1.  Party to Security Agreement, etc.  In accordance with the terms of the Security Agreement, by its signature below, each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.  In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned. Each of the undersigned Grantors hereby authorizes the Lender to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets, whether now owned or hereafter acquired” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in the Security Agreement.

SECTION 2.  Schedules.  Each of the undersigned Grantors hereby authorizes the Lender to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Security Agreement.

SECTION 3.  Representations.  Each of the undersigned Grantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4.  Full Force of Security Agreement.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 5.  Severability.  Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 6.  Governing Law, Entire Agreement, etc.  THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7.  Effective.  This Supplement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Lender.  Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

Signature Page to Security Agreement Supplement

[COPY SCHEDULES FROM SECURITY AGREEMENT]